Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NPS PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
Not Applicable
	(2)	Aggregate number of securities to which transaction applies:
Not Applicable
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Not Applicable
	(4)	Proposed maximum aggregate value of transaction:
Not Applicable
	(5)	Total fee paid:
Not Applicable
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
Not Applicable
	(2)	Form, Schedule or Registration Statement No.:
Not Applicable
	(3)	Filing Party:
Not Applicable
	(4)	Date Filed:
Not Applicable

550 Hills Drive, 3rd Floor
Bedminster, New Jersey 07921

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 7, 2013 at 9:00 a.m. (ET)
at
The Bernards Inn
27 Mine Brook Road
Bernardsville, NJ 07924
(908) 766-0002

TO THE STOCKHOLDERS OF NPS PHARMACEUTICALS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NPS Pharmaceuticals, Inc., a Delaware corporation, will be held on Tuesday, May 7, 2013, at 9:00 a.m. (ET) at The Bernards Inn, located at 27 Mine Brook Road, Bernardsville, NJ 07924 for the purposes of considering and acting on the following items:

  1.
  to elect eight members to the Board of Directors, each for a term of one year;

  2.
  to approve an amendment and restatement of our 2005 Omnibus Incentive Plan in order to, among other items, increase the number of shares available for issuance under that plan by 3,500,000 shares;

  3.
  to approve, on an advisory basis, the compensation of our named executive officers;

  4.
  to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

  5.
  to transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

        The Board of Directors has fixed the close of business on March 25, 2013, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and at any adjournment thereof. This notice and the accompanying Proxy Statement are being mailed on or about April 3, 2013.

By Order of the Board of Directors

Edward Stratemeier Senior Vice President, Legal Affairs, General Counsel and Corporate Secretary

Bedminster, New Jersey
April 3, 2013

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 7, 2013: Our Annual Report to Stockholders and the accompanying Proxy Statement are available online at www.proxyvote.com.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING

Q:    Why am I receiving these materials?

A:
We sent you the Notice of Annual Meeting, this Proxy Statement and the accompanying Proxy Card because according to our stockholder records you own shares of common stock of NPS Pharmaceuticals, Inc. ("NPS," the "Company," "we," "us," or "our"), a Delaware corporation with its principal executive offices located at 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921. Any record or beneficial holder of shares of NPS common stock at the close of business on March 25, 2013 is entitled to vote those shares at the upcoming Annual Meeting of Stockholders ("Annual Meeting"), which will be held on Tuesday, May 7, 2013 at 9:00 a.m. (ET), at The Bernards Inn, located at 27 Mine Brook Road, Bernardsville, NJ 07924. Our Board of Directors (or the "Board") is soliciting your proxy to vote at the Annual Meeting. All stockholders are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the accompanying Proxy Card, or follow the instructions below to submit your proxy by telephone or on the Internet. Although the Annual Report and Proxy Statement are being delivered together, the Annual Report should not be deemed to be a part of the Proxy Statement.

Q:    What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board and Board committees, the compensation of directors and certain executive officers for the 2012 fiscal year, and certain other required information.

Q:    What items of business will be voted on at the Annual Meeting?

A:
Items of business scheduled to be voted on at the Annual Meeting are:

•
the election of eight directors, each for a term of one year (Proposal No. 1);

•
approving the adoption of an amendment and restatement of our 2005 Omnibus Incentive Plan in order to, among other items, increase the number of shares available for issuance under that plan by 3,500,000 shares (Proposal No. 2);

•
an advisory vote on executive compensation (Proposal No. 3); and

•
the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2013 fiscal year (Proposal No. 4).

  We will also consider any other business as may properly come before the meeting or any adjournment thereof. See "What happens if additional matters are presented at the Annual Meeting?" below.

Q:    How does the Board recommend that I vote?

A:
For the reasons set forth in more detail later in the Proxy Statement, our Board recommends that you vote your shares "FOR" all of the nominees to the Board, "FOR" the adoption of the amendment and restatement of our 2005 Omnibus Inventive Plan, "FOR" the proposal regarding an advisory vote on executive compensation, and "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2013 fiscal year.

Q:    What shares can I vote?

A:
Each holder of NPS common stock is entitled to one vote for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting. March 25, 2013 is the record date for the Annual Meeting. You may vote all shares you own as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner through a broker, bank or other agent. On the record date, we had 93,116,099 shares of common stock issued, outstanding and entitled to vote at the meeting.

Q:    What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most of our stockholders hold their shares through a broker, bank or other agent rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record—If, as of the record date, your shares are registered directly in your name with our transfer agent, Registrar and Transfer Company, you are considered to be the stockholder of record for those shares and we have sent these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to NPS or to a third party, or to vote in person at the Annual Meeting. We have enclosed or sent a Proxy Card for you to use.

  Beneficial Owner—If, as of the record date, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other agent, then you are considered to be the beneficial owner of shares held in "street name" and you have the right to direct your broker, bank or other agent on how to vote the shares. You should receive these proxy materials from your broker, bank or other agent rather than from us. You should have also received, with this Proxy Statement, a Proxy Card and voting instructions from the organization that forwarded these proxy materials to you.

  The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

Q:    What if I have questions for the Company's transfer agent?

A:
Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, change of address, transfer of ownership or other matters pertaining to your stock account.

Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016
800-368-5948

Q:    How can I attend the Annual Meeting?

A:
You are entitled to attend the Annual Meeting only if you were an NPS stockholder or joint holder as of the close of business on March 25, 2013 or you hold a valid proxy for the Annual

  Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner through a broker, bank or other agent in "street name," you should provide proof of beneficial ownership on the record date, such as your most recent account statement as of or prior to March 25, 2013, a copy of the voting instruction card provided by your broker, bank or other agent or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

Q:    How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in "street name" may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or other agent that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:    How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in "street name," you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy or you may also vote on the internet or by telephone. If you hold shares beneficially in "street name," you may vote by submitting voting instructions to your broker, bank or other agent.

  By Internet—If you are a stockholder of record, you may go to www.proxyvote.com to vote on the Internet. You will be required to provide the company number and control number contained on your Proxy Card. You will then be asked to complete an electronic Proxy Card. The votes will be generated on the computer screen and you will be prompted to submit or revise them as desired. If you hold shares beneficially in "street name," you should review the voting instructions received from your bank or broker to determine whether you can vote your shares on the Internet.

  By Telephone—If you are a stockholder of record, you may vote by using a touch-tone telephone and calling 1-800-690-6903 (toll-free) and following the recorded instructions. If you hold shares beneficially in "street name," you should review the voting instructions received from your bank or broker to determine whether you can vote your shares by telephone.

  By Mail—If you are a stockholder of record, you may submit your proxies by completing, signing and dating your Proxy Card and mailing them in the accompanying pre-addressed envelopes. If you hold shares beneficially in "street name," you may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q:    What is the deadline for voting my shares?

A:
If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you hold your shares beneficially in "street name" with a broker, bank, or other agent, please follow the voting instructions provided by that agent. You may vote your shares in person at the Annual Meeting only if you are a stockholder of record or if you hold your shares beneficially in "street name" and at the Annual Meeting you provide a legal proxy obtained from your broker, bank or other agent.

Q:    Can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in "street name," you may change your vote by submitting new voting instructions to your broker, bank or other agent. If you have obtained a legal proxy from your broker or agent giving you the right to vote your shares, you may also change your vote by attending the meeting and voting in person.

Q:    Who can help answer my questions?

A:
If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact our Corporate Secretary or Legal Department at (908) 450-5300 or by writing to NPS Pharmaceuticals, Inc., Attn: Corporate Secretary or Legal Department, 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

Q:    Is my vote confidential?

A:
We handle proxy instructions, ballots and voting tabulations that identify individual stockholders in a manner that protects your voting privacy. Your vote will not be disclosed within NPS or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their Proxy Cards written comments, which are then forwarded to our management.

Q:    How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented in person or by proxy at the Annual Meeting. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are considered present and entitled to vote at the Annual Meeting for purposes of determining a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Q:    How are votes counted?

A:
Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count "FOR," "AGAINST" or "ABSTAIN" votes, with respect to each proposal, as well as, in each case, broker non-votes. If you elect to "ABSTAIN" your vote will not be counted in determining whether a matter has been approved but will count toward determining whether a quorum exists.

Q:    What is the voting requirement to approve each of the proposals?

A:
In uncontested elections, a majority of the votes cast is required for the election of directors. This means that a nominee for director must receive more "FOR" than "AGAINST" votes to be elected. Only votes "FOR" or "AGAINST" affect the outcome. Abstentions and broker non-votes will have no effect for purposes of the election of directors. Because the executive compensation proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. All other proposals require the affirmative vote of a majority of the votes cast on those proposals at the Annual Meeting. That means they must receive more "FOR" than "AGAINST" votes. Abstentions and "broker non-votes" are not counted for any purpose in determining whether a matter has been approved, but are considered present and entitled to vote at the Annual Meeting for purposes of determining a quorum.

  If you hold shares beneficially in "street name" and do not provide your broker, bank or other agent with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

  If you are a beneficial owner, your broker has authority to vote your shares for or against certain routine matters even if the broker does not receive voting instructions from you. The ratification of our independent registered public accounting firm is the only routine matter being considered at the Annual Meeting. Your broker or other nominee does not have the discretion to vote your shares on any other matter being considered at the Annual Meeting without receiving voting instructions from you. It is very important that you instruct your broker or other nominee how to vote on these matters. If you do not complete the voting instructions, your shares will not be considered in the election of the directors, the approval of the amendment and restatement of our 2005 Omnibus Incentive Plan or on the advisory vote on executive compensation.

  If you are a registered stockholder and sign your Proxy Card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of our nominees to the Board, "FOR" the adoption of the amendment and restatement of our 2005 Omnibus Incentive Plan, "FOR" the proposal to approve an advisory vote on executive compensation, and "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm).

Q:    What happens if additional matters are presented at the Annual Meeting?

A:
Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidates as may be nominated by the Board.

Q:    What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple Proxy Cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Card. Please complete, sign, and date and return each NPS Proxy Card and voting instruction card that you receive to ensure that all of your shares are voted.

Q:    How may I obtain a separate set of proxy materials or request a single set for my household?

A:
The Securities and Exchange Commission, or SEC, has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

  This year, a number of brokers with account holders who are NPS stockholders will be "householding" our proxy materials. A single Proxy Statement and Annual Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and Annual Report, you may direct your request as follows:

  •
  by notifying your broker;

  •
  by writing to Investor Relations, NPS Pharmaceuticals, Inc., 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921;

  •
  by contacting Investor Relations by telephone at (908) 450-5300;

  •
  by calling Broadridge toll-free at (800) 542-1061; or

  •
  by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

  If you revoke your consent, you will be removed from the householding program within thirty days of receipt of your revocation and each stockholder at your address will receive individual copies of our disclosure documents. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their address and would like to request "householding" of their communications should contact their broker or other intermediary, as applicable.

Q:    Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of NPS common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners.

  To assist in soliciting proxies, we have retained The Proxy Advisory Group, a professional proxy solicitation firm, at an approximate cost of $15,000 plus reimbursement of certain out-of-pocket expenses. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers, or other regular employees of NPS. No additional compensation will be paid to directors, officers, or other regular employees for such services.

  We intend to mail this Proxy Statement and accompanying Proxy Card and Annual Report on or about April 3, 2013 to all stockholders entitled to vote at the Annual Meeting. In addition, this Proxy Statement and our Annual Report to Stockholders will be available under the Investors tab on our website at www.npsp.com beginning on or about April 3, 2013.

Q:    How may I obtain a copy of the Company's 2012 Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2012?

A:
Our 2012 Annual Report to Stockholders, including financial statements for the year-ended December 31, 2012, is being distributed to all of our stockholders, together with this Proxy Statement, in satisfaction of the requirements of the SEC. A copy of our Annual Report on Form 10-K for the year-ended December 31, 2012 and the other periodic and current reports we file with the SEC are available under the Investors tab on our website at www.npsp.com.

  You may request additional copies of the 2012 Annual Report to Stockholders and Form 10-K, at no charge, from our Investor Relations Department at (908) 450-5300 or by electronic mail at invest@npsp.com. You may also write to our Investor Relations Department at 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

Q:    What is the deadline to propose actions for consideration at next year's Annual Meeting of Stockholders?

A:
For a stockholder proposal to be considered for inclusion in our Proxy Statement and presented at the 2014 Annual Meeting of Stockholders, our Corporate Secretary must receive a written proposal at the address below no later than December 4, 2013. Proposals should be addressed to: NPS Pharmaceuticals, Inc., Attn: Corporate Secretary, 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

  For a stockholder proposal that is intended to be presented at the 2014 Annual Meeting of Stockholders, but not included in our Proxy Statement, the proposal must be received by our Corporate Secretary at the same address no earlier than the close of business on February 6, 2014 and no later than the close of business on March 8, 2014. Please review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals. You may contact the NPS Corporate Secretary at the above address for a copy of the relevant Bylaw provisions regarding the requirements of making stockholder proposals and nominating director candidates.

  No stockholder proposals were submitted and none are included for consideration at the 2013 Annual Meeting of Stockholders.

Q:    Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and publish final results on a Current Report on Form 8-K filed with the SEC, no later than May 13, 2013.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General Information

        Our Board of Directors currently consists of eight members, each of whom is a nominee for re-election at the 2013 Annual Meeting. Each nominee has indicated that he or she is willing to serve as a member of our Board, if elected, and our Board has no reason to believe that any nominee may become unable or unwilling to serve. There are no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director of the Company.

        Eight directors will be elected at the 2013 Annual Meeting for a term of one year expiring at the annual meeting of stockholders to occur in 2014 and will serve until their respective successors are duly elected and qualified, or until their earlier death, resignation, or removal. The Company maintains a "majority" voting standard for uncontested elections. For a nominee to be elected as a member of the Board, the nominee must receive more "FOR" than "AGAINST" votes. Only votes "FOR" or "AGAINST" affect the outcome. Abstentions and "broker non-votes" will have no effect for purposes of the election of directors. Shares of registered stockholders which are represented by executed proxies will not be voted for the election of the eight nominees below if specific instruction on how to vote is withheld. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each director has submitted a contingent resignation in writing to the Nominating and Corporate Governance Committee that will become effective only if the director fails to receive a sufficient number of votes for re-election. The Nominating and Corporate Governance Committee will then make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether another action should be taken. The Board of Directors will publicly disclose the decision and rationale for the decision within 90 days of the certification of the election results. In the event of a contested director election, a plurality standard will apply.

        Our Nominating and Corporate Governance Committee has reviewed the qualifications and independence of the nominees for director and, with each member of the Nominating and Corporate Governance Committee abstaining as to himself or herself, has recommended each of the other nominees for election to our Board.

  Qualifications of Directors and Nominees

        NPS is a biopharmaceutical company focused on pioneering and delivering therapies that transform the lives of patients with rare diseases worldwide. Our lead product, Gattex® 0.05 mg/kg/d (teduglutide [rDNA origin]) for injection, for subcutaneous use was approved by the U.S. Food and Drug Administration (FDA) in December 2012, for the treatment of adult patients with short bowel syndrome (SBS) who are dependent on parenteral support. Teduglutide had been previously approved in the European Union (EU) as Revestive® in August 2012 for the treatment of adult patients with SBS. We are also developing Natpara® (rhPTH[1-84]), our recombinant full-length human parathyroid hormone as the first hormone replacement therapy for hypoparathyroidism, a rare hormone deficiency disorder in which patients are physiologically unable to regulate the levels of calcium and phosphate in their blood due to insufficient levels of endogenous parathyroid hormone (PTH). PTH had been previously approved in the EU as Preotact® for the treatment of Osteoporosis. Our earlier stage pipeline includes two calcilytic compounds, NPSP790 and NPSP795, with potential application in rare disorders involving increased calcium receptor activity, such as autosomal dominant hypocalcemia with hypercalciuria (ADHH). We complement our proprietary programs with a royalty-based portfolio of products and product candidates that includes agreements with Amgen, Inc., Kyowa Hakko Kirin, GlaxoSmithKline, and Janssen Pharmaceuticals, Inc.

        All of our director nominees have extensive experience in the life sciences industry. In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. Each director nominee has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to NPS and our Board. Finally, we value their significant experience serving on other company boards of directors and board committees, which provides them with an understanding of current corporate governance practices and trends, and compensation matters. Set forth below, in alphabetical order, is biographical information for each person nominated to serve on our Board of Directors.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES

 Nominees for Election

Michael W. Bonney, B.A.
Director since 2005
Age 54

Biography

        Mr. Bonney has served as a director since January 2005. Mr. Bonney has served from June 2003 to July 2012 as the president and from June 2003 through present as chief executive officer and a member of the Board of Directors of Cubist Pharmaceuticals, Inc., a public biopharmaceutical company. From January 2002 to June 2003, he served as its president and chief operating officer. From 1995 to 2001, he held various positions at Biogen, Inc., a public biopharmaceutical company, including vice president, sales and marketing from 1999 to 2001. Prior to 1995, Mr. Bonney held various positions in sales, marketing and strategic planning at Zeneca Pharmaceuticals, ending his eleven-year career there serving as National Business Director. Mr. Bonney has a B.A. in Economics from Bates College. Mr. Bonney is a Trustee of H&Q Healthcare Investors and H&Q Life Sciences Investors, Chair of the Board of Trustees of Bates College, and a member of the Board of Directors of Pharmaceuticals Research and Manufacturers of America (PhRMA), a trade association representing research-based pharmaceutical and biotechnology companies in the United States.

Qualifications

        Mr. Bonney has extensive employment experience with public pharmaceutical companies, including in senior executive positions. This experience makes him a valued asset to the Board, as it enables him to offer a unique insight into the management and operation of pharmaceutical companies engaged in the research, development and commercialization of pharmaceutical products, as well as the reporting and other responsibilities of public companies generally.

Colin Broom, M.D.
Director since 2009
Age 57

Biography

        Dr. Broom has served as a director since July 2009. Since May 2004, he has served in the role of Vice President, Chief Scientific Officer with responsibility for the leadership of all research and development and medical affairs activities at ViroPharma, Inc., a public biopharmaceutical company dedicated to the development and commercialization of products that address serious diseases treated by physician specialists and in hospital setting. From 2000 until 2003, Dr. Broom served as vice president of clinical development and medical affairs, Europe, for Amgen. Prior to serving at Amgen, he was vice president of clinical development for Hoechst Marion Roussel (now Sanofi) and for 14 years worked for Glaxo and then SmithKline Beecham (now GlaxoSmithKline) in a range of leadership positions of increasing responsibility, including head of global oncology and vice president of CNS/GI. Dr. Broom holds a bachelor of science degree in pharmacology from University College, London and a bachelor of medicine and bachelor of surgery degree from St. George's Hospital Medical School, London. He is a Member of the Royal College of Physicians and a Fellow of the Faculty of Pharmaceutical Medicine of the UK Colleges of Physicians.

Qualifications

        Dr. Broom has extensive experience heading the research and development efforts of other biopharmaceutical companies. Together with his educational background, this experience enables him to provide valuable insight into the clinical development of proprietary products and other processes required to obtain approval of those products. For these reasons, Dr. Broom is a valued asset to our Board as we advance the development of our product candidates.

Georges Gemayel, Ph.D.
Director since 2012
Age 52

Biography

        Dr. Gemayel has served as a director since February 2012. From April 2007 until December 2011, Dr. Gemayel served as a director of Adolor Corporation, a public clinical development company that was acquired by Cubist Pharmaceuticals, Inc. From April 2010 to October 2010, Dr. Gemayel served as Executive Chairman of FoldRx Pharmaceuticals, Inc., a privately-held drug discovery and clinical development company that was acquired by Pfizer Inc. From June 2008 until November 2009, Dr. Gemayel served as President, Chief Executive Officer and a director of Altus Pharmaceuticals Inc., a publicly-traded pharmaceutical company. From 2003 to May 2008, Dr. Gemayel served as Executive Vice President Therapeutics and Biosurgery for Genzyme Corporation, where he was responsible for Genzyme's global therapeutics, transplant, renal and biosurgery businesses. From 2000 to 2003, Dr. Gemayel was employed as Vice President National Specialty Care for Hoffmann-La Roche, responsible for its U.S. business for dermatology, oncology, transplantation, hepatitis and HIV. Dr. Gemayel joined Hoffmann-La Roche in 1988 and served in various positions of increasing responsibility over his tenure there. Dr. Gemayel received his doctorate in pharmacy from St. Joseph University in Beirut, Lebanon and his Ph.D. in Pharmacology from Paris-Sud University. In November 2009, while Dr. Gemayel was President, Chief Executive Officer and a director, Altus Pharmaceuticals filed a voluntary petition for relief under Chapter 7 of the U.S. Bankruptcy Code and ceased operations at such time. From February 2011 to December 2012, Dr. Gemayel served as Executive Chairman of Syndex Pharmaceuticals Corp., a privately held company. Dr. Gemayel also serves as the Chairman of the Board of Directors of Vascular Magnetics, Inc. and is a member of the Board of Directors of Orphazyme ApS, both privately held bio-pharmaceutical companies.

Qualifications

        Dr. Gemayel has over 20 years of experience in management and leadership roles at publicly-traded pharmaceutical companies and his expertise as a pharmacologist. Most recently, Dr. Gemayel served as Executive Chairman of FoldRx Pharmaceuticals. This experience enables him to provide valuable insight into the commercialization of our products. For these reasons, Dr. Gemayel is a valued asset to our Board as the company has advanced to the commercial stage.

Pedro Granadillo, B.S.
Director since 2010
Age 65

Biography

        Mr. Granadillo has served as a director since November 2010. Mr. Granadillo, who is now retired, has more than 30 years of pharmaceutical industry experience. At Eli Lilly and Company, he served as senior vice president of human resources, manufacturing and quality. As the company's top executive for human resources, manufacturing and quality, Mr. Granadillo was a member of the executive committee and responsible for managing an extensive network of pharmaceutical manufacturing facilities and for policies affecting the company's global workforce of more than 43,000 employees. Mr. Granadillo received a B.S. in industrial engineering from Purdue University. He currently serves as a director of Dendreon Corporation, Haemonetics Corporation, and Nile Therapeutics, and previously served as a director of Noven Pharmaceuticals and First Indiana Bank.

Qualifications

        Mr. Granadillo's extensive experience with public pharmaceutical companies in both senior management and Board positions are valuable assets contributing to his qualifications to serve as a member of our Board. Mr. Granadillo's lengthy management experience covers a wide variety of areas, including the manufacturing of products, executive compensation practices, organizational capability, portfolio management and succession plans, and makes him a valued asset to our Board as the company has advanced to the commercial stage.

James G. Groninger, M.B.A.
Director since 1988
Age 69

Biography

        Mr. Groninger has served as a director since 1988. In 2012, Mr. Groninger was appointed Chief Financial Officer of Fluorinov Pharmaceuticals, Inc., a Toronto, CN biotechnology company utilizing fluorine chemistry to alter chemical properties of existing or late-stage compounds in clinical trials. In February 2011, Mr. Groninger became CEO of TIPeR Technologies, Inc., a private biotechnology company licensing technology from the University of Pennsylvania to commercialize a technology using RNA to change cellular phenotypes. In February 2002, Mr. Groninger was appointed chief executive officer of LBS Technologies, Inc., a private biotechnology company focusing on RNA amplification and cellular therapy. Mr. Groninger founded in January 1995 and is president of The Bay South Company, a Richmond, Virginia-based provider of financial advisory and investment banking services. From 1988 through 1994, he served as a managing director, investment banking division, of PaineWebber Incorporated. Mr. Groninger serves as a director of Layton BioScience, Inc., LBS Technologies, Inc., OncoPlex Dx, Inc. (formerly Expression Pathology, Inc.), LaserGen, Inc., and Fluorinov Pharmaceuticals, private biotechnology companies. Mr. Groninger received a B.S. from Yale University and an M.B.A. degree from Harvard Business School, and has been certified with CPA and CFA designations.

Qualifications

        Mr. Groninger's background includes service as CEO of a biotechnology company and membership on multiple boards of life sciences companies, which collectively give him a valuable understanding of industry challenges and trends. In addition, his experience in the financial services industry makes him a valuable resource for the Board in connection with our financing efforts.

Francois Nader, M.D., M.B.A.
Director Since 2008
Age 56

Biography

        Dr. Nader has been President and Chief Executive Officer of NPS since March 2008. Dr. Nader joined NPS in June 2006 and served as Executive Vice President and Chief Operating Officer until March 2008. Before joining NPS, Dr. Nader was a venture partner at Care Capital, LLC, where he served as Chief Medical Officer of its Clinical Development Capital unit from July 2005 to June 2006. From 2000 to 2004, he served as Senior Vice President, Integrated Healthcare Markets and Senior Vice President, North America Medical and Regulatory Affairs with Aventis Pharmaceuticals. He also held similar positions at Hoechst Marion Roussel and served as Head of Global Commercial Operations at the Pasteur Vaccines division of Rhone-Poulenc. Dr. Nader is the Chairman of the Board of BioNJ, a trade association representing the biotechnology industry in New Jersey. Dr. Nader received a French State Doctorate in Medicine from St. Joseph University (Lebanon) and a Physician Executive M.B.A. from the University of Tennessee.

Qualifications

        In addition to benefiting from Dr. Nader's extensive experience in the life sciences industry and his background in research and development, the Board values his contributions as the only management representative on our Board. Dr. Nader provides management's perspective during Board discussions about the business and strategic direction of the Company and insight into all other aspects of the day-to-day operations of the Company.

Rachel R. Selisker, CPA
Director since 2005
Age 57

Biography

        Ms. Selisker has served as a director since January 2005. Ms. Selisker is president of Seamark Advisors LLC and has provided financial consulting services in the healthcare sector since June 2007. She served from March 2006 to June 2007 as chief financial officer of AAIPharma Inc., a privately held contract research organization. From January 2001 to March 2006 she served as a managing director in the Raleigh, North Carolina office of Thompson Clive & Partners Inc., a venture capital firm based in London, where she focused on the life sciences sector. She served from July 1987 to February 2000 as the chief financial officer, and from February 2000 to January 2001 as senior vice president, global shared services, of Quintiles Transnational Corp., a publicly held global contract research organization. Ms. Selisker also served as director of Quintiles Transnational Corp. from November 1995 to February 2000. Ms. Selisker was a supervisor and staff accountant with the national accounting firm of Oppenheim, Appel, Dixon & Co. in Raleigh, North Carolina, from 1981 to 1987. She is a certified public accountant with extensive public accounting experience from 1976, when she graduated with her accounting degree from Wake Technical College in Raleigh, North Carolina until 1987, when she joined Quintiles. She also served as a director of Labopharm, Inc., from November 2008 to October 2011.

Qualifications

        In addition to experience in the life sciences industry, Ms. Selisker has extensive public company accounting experience, which includes service as chief financial officer of a public company for over twelve years. Ms. Selisker's accounting background and experience allow her to provide the Board with valuable insight into public company accounting issues and challenges and also qualify her to serve as the Board's Audit Committee financial expert, as defined in applicable SEC rules.

Peter G. Tombros, M.S., M.B.A.
Director since 1998
Age 70

Biography

        Mr. Tombros has served as a director since 1998, and in January 2008 was appointed chair of the Board. Since 2005, Mr. Tombros has served as professor and executive in residence in the Eberly College of Science BS/MBA Program at Pennsylvania State University. From 2001 to 2005, he was chair of the board and chief executive officer of VivoQuest, a private biopharmaceutical company. From 1994 until June 2001, Mr. Tombros served as president, chief executive officer and a director of Enzon Pharmaceuticals, a publicly held biopharmaceutical company. Prior to joining Enzon, Mr. Tombros spent 25 years with Pfizer Inc., a global healthcare company. At Pfizer, Mr. Tombros served in a variety of senior management positions, including vice president of marketing, senior vice president and general manager of the Roerig Pharmaceuticals Division, executive vice president of Pfizer Pharmaceuticals Division, director of Pfizer Pharmaceuticals Division, vice president of corporate strategic planning, and vice president, corporate officer, Pfizer Inc. Mr. Tombros also serves on the board of directors of Cambrex Corporation, a publicly held life sciences company focused on small molecule therapeutics and Sparta Systems, a privately held company focused on providing quality management solutions. Mr. Tombros received B.S. and M.S. degrees from Pennsylvania State University and an M.B.A. degree from the University of Pennsylvania Wharton Graduate School of Business.

Qualifications

        Mr. Tombros has extensive experience in the pharmaceutical industry in both senior management and Board positions, with companies that include big pharma, biotechnology, specialty pharma, generic pharma and clinical research organizations. He has served as non-executive chair for three public companies, and as a director on five other public company boards. By virtue of Mr. Tombros' extensive experience and leadership roles, he is able to provide the Board with valued guidance on navigating the financial and strategic challenges that are inherent to the industry.

Responsibilities of the Board

        Our Board of Directors is responsible for monitoring our overall performance. Among other things, the Board, directly and through its committees:

  (i)
  establishes corporate policies;

  (ii)
  oversees compliance and ethics;

  (iii)
  reviews the performance of the Chief Executive Officer and other executives;

  (iv)
  establishes our executive compensation policies and objectives;

  (v)
  reviews and approves total compensation paid to our named executive officers;

  (vi)
  reviews and approves certain transactions; and

  (vii)
  reviews our long-term strategic plans.

        Members of the Board keep informed about our business by participating in Board and committee meetings, by reviewing analyses and reports and through discussions with the Chief Executive Officer, or CEO, and other officers.

        The Board has adopted Corporate Governance Guidelines that govern its operation and that of its committees. From time to time, our Board may revise the Corporate Governance Guidelines in response to changing regulatory requirements and evolving best practices. The Corporate Governance Guidelines may be viewed in the corporate governance section under the Investors tab of our website at www.npsp.com.

        The Board meets throughout the year on a set schedule and also holds special meetings and acts by written consent from time to time as appropriate. Directors are responsible for attending Board meetings and meetings of the committees on which they serve and for devoting the time needed and meeting as frequently as necessary to discharge their responsibilities properly. During the fiscal year ended December 31, 2012, the Board of Directors held seven meetings. At quarterly and certain other meetings for limited periods of time and for limited considerations, the independent directors of the Board met in executive sessions in which only the independent directors were present. Each Board member standing for re-election attended 75% or more of the aggregate of the meetings held by the Board and by the respective committees on which such Board member served during the last full fiscal year for which he or she was a director or a member of such committee. Directors are invited to attend the Annual Meeting of Stockholders. All of our Board members were present in person at the Annual Meeting of Stockholders held in 2012.

Independence of the Board

        Our Board of Directors, with the assistance of the Nominating and Corporate Governance Committee, determines the independence of each Board member and committee member on a regular basis. The Board primarily utilizes NASDAQ's categorical independence standards for determining whether members of the Board and the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent. The Board has also adopted Corporate Governance Guidelines which are, among other things, intended to ensure that the Board and its committees are composed of independent directors. The Corporate Governance Guidelines provide that "an independent director is one who has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director." The Board and the Nominating and Corporate Governance Committee also regularly consult with our legal counsel to ensure that the Board's independence determinations are consistent with the foregoing criteria. This consultation includes an analysis of each director's response to a questionnaire inquiring about, among other things, his or her relationship, and those of his or her immediate family members, with the

Company, our senior management, our independent registered public accounting firm and other companies with whom we do business.

        Consistent with these considerations, after a review of any relevant transactions and relationships involving our directors, of which there were none in 2012, our Board has affirmatively determined that each current member of our Board of Directors is independent under the foregoing criteria, except for Dr. Nader, our President and Chief Executive Officer. In addition, our Board has affirmatively determined that each of the current members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is independent under the foregoing criteria.

Board Leadership Structure

        Our Board currently consists of eight directors, each of whom, other than Dr. Nader, is independent under NASDAQ's categorical independence standards and our Corporate Governance Guidelines. Dr. Nader has served as our CEO since March 2008 and as a member of our Board since January 2008. The chair of the Board is appointed from among the independent directors and is currently Mr. Tombros. The chair approves Board meeting agendas and schedules and generally approves information sent to the Board. In addition, the chair has the authority to call meetings of the independent directors and to retain advisors to the independent directors.

        The Board has determined that separating the positions of CEO and chair of the Board, and having an independent director serve as chair of the Board, is in the best interest of stockholders at this time in recognition of the differences between the two roles. Under this structure, the CEO is responsible for setting the strategic direction for the Company and for providing the day-to-day leadership over the Company's operations, while the chair of the Board provides guidance to the CEO, sets the agenda for Board meetings and presides over meetings of the full Board. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. To assure effective independent oversight, the Board has adopted a number of governance practices, including a strong, independent, clearly-defined role for the chair of the Board. In addition, our independent directors meet in executive sessions after every scheduled quarterly Board meeting.

The Board's Role in Risk Oversight

        It is management's responsibility to manage risk and bring to the Board's attention the most material risks to the Company. The Board has oversight responsibility over the processes established to report and monitor systems for material risks applicable to the Company. In 2012, at the direction of the Board, management completed a comprehensive review of risks facing the Company with the help of an outside consultant. Since then, management reviews and updates the list of identified risks every quarter. The Board reviews management's progress against the identified risks at each scheduled quarterly Board meeting. The Audit Committee also regularly reviews treasury risks (insurance, credit, and debt), financial and accounting, legal and compliance risks, information technology security risks and other risk management functions. In addition, the Nominating and Corporate Governance Committee considers risks related to succession planning. The Compensation Committee reviews risks relating to executive compensation policies and practices, including with respect to incentive compensation, as well as compensation and benefits plans affecting our other employees. The Compensation Committee also considers risks related to executive recruitment, assessment, development, retention and succession policies and programs. The full Board considers strategic risks and opportunities and regularly receives reports from the committees that include risk oversight in their areas of responsibility.

  Compensation-Related Risks

        The Company reviewed compensation-related risks with its compensation consultant. The review focused on the primary components of compensation, which are base salary, short-term incentive compensation and long-term incentive compensation. As described below, the Board believes that the Company has a well-balanced and diverse compensation structure in which risk has been mitigated through the use of benchmarking and by linking an appropriate portion of compensation to the Company's long-term performance.

  •
  Base salary compensation is reviewed by the Compensation Committee and approved by the Board for each executive based on individual performance during the prior year, as well as the base salary compensation paid to similarly situated officers in peer group companies and the recommendation of its compensation consultant. Because base salaries are periodically benchmarked to ensure consistency with industry practices, the impact of individual performance on base salary levels is limited. As a result, the Company believes that its policies and practices relating to base salary reduce the likelihood of excessive risk taking.

  •
  Short-term incentive compensation, or STI, is reviewed by the Compensation Committee and approved by the Board for each executive based on the extent to which the Company's corporate goals and the executive's individual performance goals have been achieved for the prior year. For each executive, 75% of STI compensation is tied to achievement of the corporate goals, and the remaining 25% is tied to achievement of the individual goals. Notably, the corporate goals are not tied to short-term improvements in earnings or stock value. Rather, the specific corporate goals established by the Board were selected because the Board believed them to be the key metrics used by management to achieve long-term business objectives and ensure the Company's future success. As a result, the Company believes that the corporate goal component of STI compensation has a focus on the Company's long-term success. In addition, individual goals for the executives are often directly and indirectly linked to the corporate goals. Because STI compensation is tied to achievement of corporate goals and individual goals that are linked to the long-term success of the Company, the Company does not believe that it encourages excessive risk-taking.

  •
  Long-term incentive compensation, or LTI, is granted to executives based on a philosophy that equity grants with service- or performance-based vesting requirements tie a portion of the executives' compensation to the Company's long-term performance and thereby align the interests of executives with the interests of the Company's stockholders. The Company provides LTI awards primarily through the issuance of stock options and RSUs, including stock options and RSUs subject to performance requirements. Executives realize value on their options only if the price of the Company's common stock increases (which benefits all stockholders) and only if the executives remain employed by the Company beyond the date that their options vest. In addition, the performance conditions established by the Board for performance-based stock options are also linked to the key metrics used by management to achieve long-term business objectives and the Company's future success. The Compensation Committee and the Board have also utilized grants of restricted stock and restricted stock units for the purpose of recruiting, retaining and rewarding executive officers. Grants of restricted stock and restricted stock units encourage executive ownership of Company shares and align the incentives of our executives with the interests of the Company's stockholders. Overall, the Company believes that its approach of tying a meaningful portion of executive compensation to the long-term value of the Company's equity discourages inappropriate risk-taking and is a valuable tool in managing and mitigating any risks associated with its compensation policies and practices.

        In addition to the review of the individual components of the Company's compensation program, the Compensation Committee, in 2011, also approved stock ownership guidelines for the named executive officers. The approved equity ownership guidelines are three times base salary for the CEO and one times base salary for the other executive officers, with a five-year period to reach compliance. The Compensation Committee believes that equity ownership guidelines more closely align the interests of the executive officers with the stockholders and further mitigate risk relating to our compensation program.

        Based on its determination that the individual components of the Company's compensation program do not individually or in the aggregate encourage excessive or inappropriate risk-taking, and based on the instituted ownership guidelines, the Company has concluded that the risks associated with its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Board Diversity

        While the Nominating and Corporate Governance Committee has not adopted a formal diversity policy with regard to the selection of director nominees, diversity is one of the factors that the committee considers in identifying director nominees. As part of this process, the committee evaluates how a particular candidate would strengthen and increase the diversity of the Board in terms of how that candidate may contribute to the Board's overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise in substantive matters pertaining to the Company's business.

Committees of the Board

        The Board has elected to use Board committees in furtherance of the discharge of its duties and for the conduct of its work. All major decisions of such committees are reviewed and, where appropriate, ratified by the Board. In furtherance of its decision to employ committees and consistent with applicable laws, regulations and stock exchange listing requirements, currently, the Board has established three separately designated, standing committees: Audit, Compensation, and Nominating and Corporate Governance. Information regarding each committee is provided below.

  Audit Committee

        The Board has a separately-designated standing Audit Committee, the functions of which include:

  (i)
  overseeing our accounting and financial reporting processes and audits of our financial statements;

  (ii)
  reviewing evaluations of our system of internal controls;

  (iii)
  engaging and monitoring the independence and performance of our independent registered public accounting firm;

  (iv)
  providing a forum for communication among the independent registered public accounting firm, management, and the Board; and

  (v)
  providing such additional information and materials the Audit Committee may deem necessary to make the Board aware of significant financial matters that require the Board's attention.

        The Audit Committee also prepares and submits the Audit Committee Report included in this Proxy Statement. The Audit Committee is presently composed of four directors, Ms. Selisker, Dr. Gemayel, Mr. Groninger and Mr. Tombros. Ms. Selisker serves as the chair of the Audit Committee.

        Our Board has determined that each member of the Audit Committee is independent under the independence criteria described above and meets the financial experience requirements under both the rules of the SEC and the listing standards of the NASDAQ Global Select Market. Our Board has also determined that Ms. Selisker qualifies as an "audit committee financial expert" as defined in applicable

SEC rules. The Board has adopted a written charter for the Audit Committee, which is available on the corporate governance section under the Investors tab of our website at www.npsp.com. The Audit Committee met seven times during the fiscal year ended December 31, 2012.

  Compensation Committee

        The Board has delegated to the Compensation Committee the responsibility for implementing, reviewing and continually monitoring adherence with our compensation policies and objectives. The Compensation Committee is responsible for establishing, approving and recommending to the Board for final approval each of our compensation programs. The Compensation Committee's functions include:

  (i)
  establishing, reviewing, and overseeing base salaries, incentive compensation, equity compensation, retention compensation and other forms of compensation paid to our executive officers and members of our Board of Directors;

  (ii)
  administering our incentive compensation and equity plans; and

  (iii)
  performing such other functions regarding compensation as the Board may delegate.

        The Compensation Committee reviews and discusses with management the Compensation Discussion and Analysis set forth in the "Executive Compensation—Compensation Discussion and Analysis" section of this Proxy Statement and prepares and submits to the Board the Compensation Committee Report set out in the "Executive Compensation—Compensation Committee Report" section of this Proxy Statement.

        In making its determinations, the Compensation Committee has the authority to act independently of management and to hire its own consultants. The Compensation Committee currently engages Pearl Meyer and Partners, or Pearl Meyer, as an outside advisor to the committee. Pearl Meyer assisted the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, retention programs, executive compensation design issues, market trends, and technical considerations. Pearl Meyer advised the Compensation Committee in determining base salaries for executive officers, establishing the range of potential awards for executive officers under our short-term incentive program and determining individual equity grant levels for executive officers. Pearl Meyer also advised the Compensation Committee on non-employee director compensation.

        In addition, our CEO and Senior Vice President of Human Resources worked with the compensation consultants to develop total compensation recommendations for our executive officers other than our CEO. The recommendations were submitted to the Compensation Committee for its review. The Compensation Committee worked directly with the compensation consultants to develop a recommendation for CEO compensation. While the compensation consultant and our CEO, our Senior Vice President of Human Resources, our General Counsel and our Chief Financial Officer offer ideas, opinions, and proposals to the Compensation Committee, the final decision with respect to any course of action rests solely with the Compensation Committee. The Compensation Committee has delegated to our CEO the limited authority to make option grants to new employees and other eligible persons who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any such grants are required to fall within the grant guidelines established by the Compensation Committee.

        The Compensation Committee is currently composed of four directors, Drs. Broom and Gemayel and Messrs. Granadillo and Tombros. Mr. Granadillo serves as the chair of the Compensation Committee.

        Our Board has determined that each member of the Compensation Committee is independent under the independence criteria described above. In addition, our Board of Directors has determined that all members of the Compensation Committee are outside directors as defined by Rule 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and are non-employee directors as defined by Rule 16b-3 promulgated by the SEC under the Exchange Act. The Board has adopted a written charter for the Compensation Committee which is available in the corporate governance section under the Investors tab of our website at www.npsp.com. The Compensation Committee met five times during the fiscal year ended December 31, 2012.

  Compensation Committee Interlocks and Insider Participation

        Dr. Broom has served as a member of the Compensation Committee from July 15, 2010 through the date of this Proxy Statement. Mr. Granadillo joined the Compensation Committee on January 28, 2011. Dr. Gemayel and Mr. Tombros joined the Compensation Committee on May 16, 2012. No member of the Compensation Committee during 2012 was or has been an officer or employee of NPS. None of our directors has interlocking or other relationships with other boards, compensation committees or our executive officers that require disclosure under Item 407(e)(4)(iii) of Regulation S-K.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee's functions include:

  (i)
  evaluating the performance of each director, the Board (as a whole), and the Nominating and Corporate Governance Committee (as a whole) on at least an annual basis;

  (ii)
  providing advice, information and materials relating to the nomination of directors;

  (iii)
  interviewing, nominating, and recommending individuals for membership on the Board and its committees;

  (iv)
  developing and overseeing the Board's corporate governance principles and a code of conduct applicable to members of the Board, officers and employees of NPS;

  (v)
  developing and recommending to the Board for review and approval a succession plan for management; and

  (vi)
  assessing and monitoring the independence of the Board.

        The committee considers, on at least an annual basis, the mix of skills and experience that the then-current directors bring to the Board to assess whether the Board has the necessary membership and resources to perform its oversight function effectively. The qualifications of any non-incumbent director candidates brought to the attention of the committee by directors, management, stockholders or third parties will be evaluated from time to time in light of the committee's determination of the Board's needs, and under the same criteria as set forth below.

        The committee will consider nominees for director nominated by stockholders upon submission in writing to our Corporate Secretary of the names of such nominees, together with their qualifications for service as a director of NPS. The Nominating and Corporate Governance Committee does not have different standards for evaluating nominees based on whether they have been suggested by our stockholders or by our directors. Stockholder recommendations for our 2014 annual general meeting should be made no later than December 4, 2013 to ensure adequate time for meaningful consideration by the Nominating and Corporate Governance Committee. To date, the committee has not received a director nominee from a stockholder or stockholders holding more than five percent of our common stock.

        In addition, stockholders of the Company may propose nominees for director at our annual or special meetings of stockholders by following the procedures for submission of proposals at annual or special meetings of stockholders set forth in the Company's bylaws. Such procedures require that notice by any stockholder be delivered to our Corporate Secretary not less than 60 nor more than 90 days prior to the anniversary of the date of the previous years' annual meeting, which notice must set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected), as well as certain information relating to the stockholder making the nomination. If the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice must be given not more than ten days after such meeting date is first announced or disclosed.

        In evaluating the suitability of candidates for Board membership, the committee takes into account many factors, including whether the potential nominee meets requirements for independence; the individual's personal qualities and characteristics, accomplishments and reputation in the business community; the potential candidate's current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business; the individual's ability and willingness to commit adequate time to Board and committee matters; the fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective and responsive; and the need for the Board to have a diversity of viewpoints, background, experience and other factors. The committee has not established any specific minimum qualification standards for nominees to the Board.

        The Nominating and Corporate Governance Committee is currently composed of four directors, Mr. Bonney, Dr. Broom, Mr. Groninger and Mr. Tombros. Mr. Bonney serves as the chair of the Nominating and Corporate Governance Committee.

        Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the independence criteria described above. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the corporate governance section under the Investors tab of our website at www.npsp.com. The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2012.

Code of Ethics

        We have adopted a corporate Code of Business Conduct and Ethics that applies to all of our directors, officers (including our chief executive officer and chief financial and accounting officer), employees and agents. We require that all of our directors, officers, employees and agents certify on an annual basis that they are in compliance with the code. A copy of the Code of Business Conduct and Ethics is available on the corporate governance section under the Investors tab of our website at www.npsp.com. We intend to disclose under the Investors tab on our website, in accordance with all applicable laws and regulations, any amendments to, or waivers from, our Code of Business Conduct and Ethics.

Non-employee Director Stock Ownership Guidelines

        We have adopted stock ownership guidelines for non-employee directors of NPS to better align the interests of our non-employee directors with the interests of our stockholders. These guidelines were revised in November 2010. Under the revised stock ownership guidelines, each non-employee director on the Board as of November 16, 2010 is required to hold a minimum of 25,000 shares of common stock, restricted stock or deferred stock units of NPS, and each non-employee director that joins the Board after November 16, 2010 is required to hold a minimum of $125,000 worth of shares of common stock, restricted stock or deferred stock units of NPS, with the actual number of shares calculated as of the date such director joins the Board. Each non-employee director had three years from the effective date of the guidelines, March 28, 2005, or, if later, three years from the date they join the Board to acquire a sufficient number of shares or units so as to be in compliance with the guidelines. As of the date of this Proxy Statement, no non-employee director was in violation of the guidelines. A non-employee director is not permitted to transfer or assign the applicable shares, except as permitted in the guidelines, until such director is in compliance with the guidelines. If a non-employee director is found not to be in compliance with the guidelines after three years of service to the Board, then all Board compensation will be paid in shares until such time as the director is in compliance with the stock ownership guidelines. We also encourage directors to accumulate additional stock ownership in the Company by providing directors with the option of receiving non-employee director compensation in deferred stock units.

Executive Officer Stock Ownership Guidelines

        We have adopted stock ownership guidelines for the named executive officers of NPS to better align the interests of our executive officers with the interests of our stockholders. Under the stock ownership guidelines, the CEO is required to hold equity of at least three times his or her base salary and each named executive officer other than the CEO is required to hold equity of at least one times his or her base salary worth of shares of common stock, restricted stock units, deferred stock units, stock options or stock appreciation rights that may only be settled in shares of NPS common stock. Each named executive officer has five years from the effective date of the guidelines, which was February 7, 2011, to acquire a sufficient number of shares or units so as to be in compliance with the guidelines. Any named executive officer who joins the Company after February 7, 2011, however, will have five years from the date he or she joined the Company to comply with the guidelines. If a named executive officer is found not to be in compliance with the guidelines after such five-year period, then such named executive officer will be subject to additional transfer restrictions with respect to his or her shares.

Communication from Stockholders

        Written communications to the Board may be submitted by electronic mail at BoD@npsp.com, by accessing our website at www.npsp.com and clicking on the "Contact Us" link at the top of the page, or by writing to the General Counsel at 550 Hills Drive, 3rd Floor, Bedminster, NJ 07921. Under procedures approved by a majority of the independent directors, the General Counsel will review such communications and will forward them to the Board if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, the General Counsel will forward communications to the Board if they are relevant to our governance, ethics and policies. At each Board meeting, the General Counsel presents a summary of all communications received since the last meeting that were not forwarded to the Board, if any, and makes those communications available to the directors upon request.

PROPOSAL NO. 2

APPROVE AMENDED AND RESTATED 2005 OMNIBUS INCENTIVE PLAN

        We are asking stockholders to approve an amendment and restatement of our 2005 Omnibus Incentive Plan (the "Amended 2005 Omnibus Plan" or the "Amended Plan"). Upon the recommendation of the Compensation Committee, the Board of Directors approved certain amendments set forth in the Amended Plan on February 13, 2013, and certain additional amendments set forth in the Amended Plan on March 26, 2013. However, certain provisions of the Amended Plan will not become effective unless also approved by the stockholders. The Amended Plan will amend and restate our 2005 Omnibus Incentive Plan (the "2005 Omnibus Plan" or the "Plan") that was first approved by stockholders in May 2005 and last approved by stockholders on May 18, 2011. The amendments to the Plan will apply to awards granted on or after the date that the applicable amendment first becomes effective.

        The material amendments to the 2005 Omnibus Incentive Plan made by the amendment and restatement into the Amended Plan are as follows:

  •
  Increase, effective upon stockholder approval, the share reserve available for awards by 3,500,000 shares of common stock;

  •
  Increase, effective upon stockholder approval, from 1.0 to 1.5 the number of shares of common stock by which each share of common stock subject to an award, other than an option or stock appreciation right, reduces the available share reserve;

  •
  Increase, effective upon stockholder approval, from 1.0 to 1.5 the number of shares of common stock by which each share of common stock subject to an award, other than an option or stock appreciation right, that terminates by expiration, forfeiture, cancellation or otherwise without issuance of shares, is settled in cash in lieu of shares or is exchanged with the Board's permission, increases the available share reserve;

  •
  Effective on stockholder approval, (i) shares withheld or surrendered in payment of the exercise price of a stock option, and shares withheld or surrendered in satisfaction of any tax withholding requirements with respect to any award, in addition to the shares actually issued with respect to any such award, reduces the available share reserve, taking into account the proposed share counting provisions described above, and (ii) upon the exercise of a stock option through a net exercise procedure or upon the exercise of a stock appreciation right, the gross number of shares for which the stock option or stock appreciation right is exercised (without regard to any cash settlement of a stock appreciation right), reduces the available share reserve;

  •
  Effective on stockholder approval, the maximum aggregate number of shares with respect to all awards other than cash-based awards or dividend equivalents that may be granted under the Amended Plan in any one fiscal year to any one participant may not exceed 1,000,000 shares. The maximum aggregate amount with respect to cash-based awards that may be granted and dividend equivalents that may accrue in any one fiscal year to any one participant may not exceed $1,000,000;

  •
  Effective on stockholder approval, to the extent performance-based awards granted under the Amended Plan are intended to qualify for the qualified performance-based compensation exception to the $1,000,000 deductibility limitation under Section 162(m) of the Internal Revenue Code, the performance goals may be based upon the following additional performance measures as set forth in the Amended Plan, and subject to the applicable requirements under Section 162(m): growth in assets; inventory; strategic business measures consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or cost targets; and goals relating to mergers, acquisitions or divestitures within time deadlines and other parameters set by the Board; and

  •
  Awards granted on or after February 13, 2013, will contain double trigger accelerated vesting provisions wherein after a change in control and (a) a material alteration of an award recipient's job prospects followed by termination of the award recipient's employment in accordance with the timing set forth in the Amended Plan or (b) an award recipient's involuntary termination of service for certain reasons other than death or permanent disability, then, the unvested awards immediately vest upon such termination of employment or service and will be exercisable until the later of (i) twenty-four months from the effective date of such termination or (ii) the time specified in the award agreement during which the award recipient's award is exercisable following termination of service.

In addition to the foregoing, certain administrative amendments were made.

        Stockholders are requested in this Proposal No. 2 to approve the Amended 2005 Omnibus Plan. The affirmative vote of a majority of the votes cast on this Proposal No. 2, excluding abstentions and broker non-votes, whether present in person or represented by proxy and entitled to vote at the meeting, will be required to approve this Proposal No. 2. If you are a beneficial stockholder, it is very important that you provide your bank, broker or other nominee with voting instructions as such nominee may not vote your shares on this proposal absent instructions from you. If stockholders do not approve the Amended Plan, the amendments described in the first four bullets above will not be effective, and the relevant provisions of the 2005 Omnibus Incentive Plan currently in effect will continue in effect, including as amended by the amendment described in the fifth bullet above.

        On March 7, 2013, the aggregate number of shares of our common stock available for future grants to participants under the 2005 Omnibus Incentive Plan was 1,340,804 shares. If Proposal No. 2 is approved, the number of shares available for future grants under the Amended 2005 Omnibus Plan will increase by 3,500,000. The Proxy Advisory Group, a professional proxy solicitation firm that we retained, ran a share value transfer model used by some advisors for purposes of evaluating the impact of share issuance under the Amended Plan on dilution and share overhang and recommended as a result of that analysis an increase by 3,500,000 shares because such an increase would have a limited effect on shareholder dilution and share overhang.

        The Board believes that the proposed amendments to the 2005 Omnibus Incentive Plan, including the increase in the number of shares of our common stock available for issuance, are in the best interest of the Company. With the growing worldwide demand for talent, the appropriate use of equity awards remains an essential component of our overall compensation philosophy. Consequently, the Board believes that the proposed increase in shares is necessary for us to continue to attract, retain and motivate well-qualified employees and directors who will contribute to our success. For example, the proposed increase in shares will allow us to continue attracting, retaining and motivating our sales force and other employees who will execute our strategy for the commercialization of Gattex. Based on our historic and projected future usage patterns, the Compensation Committee estimates that these shares will be sufficient to provide awards for the next two years. Unless our stockholders approve the proposed amendment, we will be limited in our ability use stock options, restricted stock and restricted stock unit awards and other equity awards as incentives to attract, retain and motivate our employees and directors. The Board believes that the proposed amendments to change the reserve ratio from 1:1 to 1.5:1 for certain awards is in the best interest of stockholders because it better aligns the reserve mechanism in the Amended Plan with the manner in which the Compensation Committee and the Board evaluate the relationship between these "full value" awards and options.

        Stockholder approval is being sought (i) in order to meet the NASDAQ Global Market listing requirements, (ii) so that compensation attributable to grants under the Amended Plan may qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code

(see discussion of "Federal Income Tax Consequences" below), and (iii) in order for incentive stock options to meet the requirements of the Internal Revenue Code. Stockholder approval of this proposal will also constitute a reapproval of the per participant, per fiscal year share limitations (see discussion under "Shares Available for Awards") for purposes of Section 162(m) of the Internal Revenue Code.

        The following is a brief summary of the Amended 2005 Omnibus Plan. The summary below does not purport to be a complete recitation of the Amended 2005 Omnibus Plan provisions and is qualified in its entirety by reference to the full text of the Amended 2005 Omnibus Plan, which is included as Appendix A to this Proxy Statement.

Summary of the Amended 2005 Omnibus Plan

Purpose

        The 2005 Omnibus Incentive Plan was adopted for the following purposes:

  •
  to secure the services of new employees, directors and consultants;

  •
  to retain the services of present employees, directors and consultants;

  •
  to provide a means by which employees (including officers), directors, and consultants of the Company and its subsidiaries and affiliates may be given the opportunity to benefit from increases in value of the Company's stock; and

  •
  to provide incentives for employees, directors and consultants to exert maximum efforts for the success of the Company and thereby promote the long-term interests of the Company, including growth in the value of the Company's equity and enhancement of long-term stockholder value.

History

        The Board adopted the 2005 Omnibus Plan in March 2005 and our stockholders approved the Board's adoption of the Plan in May 2005. On December 28, 2007, the Board adopted and approved an amendment to the Plan to provide for the withholding of shares by the Company to satisfy a participant's tax liabilities. On May 14, 2009, the stockholders approved amendments to the Plan to increase by 1,800,000 the number of shares reserved for issuance under the Plan. On May 18, 2011, the stockholders approved amendments to the Plan to increase by 3,500,000 the number of shares reserved for issuance under the Plan.

Administration

        The Amended 2005 Omnibus Plan will continue to be administered by the Compensation Committee of our Board of Directors, which currently consists of four outside, non-employee directors. The Compensation Committee has full power and authority to interpret and construe the provisions of the Amended 2005 Omnibus Plan and, subject to the provisions of the Amended Plan, to determine the persons to whom awards will be granted, the type of awards to be granted, the dates on which awards will be granted, the type, amount, and form of consideration in connection with awards to be granted, and the other terms and conditions of each award granted under the Amended Plan.

Eligibility

        Consistent with the current Plan, employees, officers, directors and consultants of the Company and its subsidiaries and affiliates are eligible to receive awards under the Amended 2005 Omnibus Plan. The Board has full power and authority to determine the persons to whom awards will be granted. As of the date of this Proxy Statement, approximately 67 employees, 7 executive officers and 7 non-employee directors were eligible to be selected by the Compensation Committee to receive awards under the Amended 2005 Omnibus Plan.

 Shares Available for Awards

        The aggregate number of shares of our common stock that were authorized and reserved for issuance under the 2005 Omnibus Plan, as amended in 2011, is 9,150,000 shares. As of March 7, 2013, 1,724,238 shares have been issued pursuant to awards granted under the 2005 Omnibus Plan. In addition, unvested or unexercised awards representing an additional 5,629,960 shares were outstanding as of March 7, 2013. As a result, only 1,795,802 shares remained available for issuance under the 2005 Omnibus Plan as of such date. If Proposal No. 2 is approved, the number of shares authorized and reserved for issuance under the Amended 2005 Omnibus Plan will increase by 3,500,000. If any shares subject to an outstanding award are not issued for any reason, including by virtue of the termination, forfeiture or cancellation of an award, those shares will be available for future grant under the Amended 2005 Omnibus Plan.

        If Proposal 2 is approved, the maximum aggregate number of shares with respect to all awards other than cash-based awards or dividend equivalents that may be granted under the Amended Plan in any one fiscal year to any one participant may not exceed 1,000,000 shares, The maximum aggregate amount with respect to cash-based awards that may be granted and dividend equivalents that may accrue in any one fiscal year to any one participant may not exceed $1,000,000.

        The Compensation Committee shall adjust the number of shares and share limits described above in the case of a stock dividend, stock split (or other distribution), merger, consolidation (or other similar corporate transaction or event), in order to prevent dilution or the enlargement of the benefits or potential benefits intended to be provided under the Amended 2005 Omnibus Plan, as the Compensation Committee deems appropriate in its sole discretion.

Share Usage

        Under the current 2005 Omnibus Plan, shares covered by an award shall only be counted as used to the extent they are actually issued.

        Under the proposed amendments, for each share that is actually issued pursuant to an award of stock options or stock appreciation rights (other than awards paid in cash), the share authorization under the Amended Plan shall be reduced by one share (i.e., on a 1:1 ratio). For each share that is actually issued pursuant to any other award under the Amended Plan, including restricted stock and restricted stock units, the share authorization under the Amended Plan shall be reduced by one and one half shares (i.e., on a 1:1.5 ratio).

        Under the proposed amendments, shares withheld or surrendered in payment of the exercise price of a stock option, and shares withheld or surrendered in satisfaction of any tax withholding requirements with respect to any award, in addition to the shares actually issued with respect to any such award, will reduce the available share reserve under the Amended Plan, taking into account the share counting ratios described above. Upon the exercise of a stock option through a net exercise procedure or upon the exercise of a stock appreciation right, the gross number of shares for which the stock option or stock appreciation right is exercised (without regard to any cash settlement of a stock appreciation right), will reduce the available share reserve under the Amended Plan.

Types of Awards

        The Amended 2005 Omnibus Plans permits grants of stock options (including both incentive and non-qualified stock options), SARs, restricted stock and restricted stock units, deferred stock units, performance shares and performance units, cash-based awards, other stock-based awards and dividend equivalents. Awards may be granted alone, in addition to, in combination with or in substitution for any other award granted under the Amended 2005 Omnibus Plan or any other compensation plan.

        Stock Options.    The holder of a stock option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee in an individual award agreement with the participant. Stock options may be granted as incentive stock options (ISOs), or non-qualified stock options (NQSOs). However, only employees of the Company and its subsidiaries may receive a grant of an ISO. The stock option exercise price may be paid by the holder in cash, by tendering previously acquired shares of the Company's common stock (with a fair market value on the exercise date equal to the exercise price), pursuant to a broker-assisted exercise same-day sales program, or by any other method approved by the Compensation Committee. The exercise price of stock options under the Amended Plan must be at least equal to 100% of the fair market value of the Company's common stock as determined on the grant date (110% of the fair market value in the case of an ISO if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock). The closing price of a share of our common stock as reported on the NASDAQ Global Market on March 7, 2013 was $8.18. The maximum term of a stock option under the Amended 2005 Omnibus Plan is ten years (five years if the grant is an ISO to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock).

        Stock Appreciation Rights.    The holder of a stock appreciation right, or SAR, is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of the Company's common stock over the grant price of the SAR. The grant price for a SAR must be at least equal to 100% of the fair market value of the Company's common stock as determined on the grant date. Upon exercise of the SAR, payment by the Company may be made in cash, shares of the Company's common stock or a combination thereof, or by any other method approved by the Compensation Committee. SARs become exercisable at such times and are subject to such conditions as determined by the Compensation Committee in an individual award agreement with the participant. The maximum term of a SAR under the Amended 2005 Omnibus Plan is ten years.

        Restricted Stock and Restricted Stock Units.    The holder of restricted stock will own shares of the Company's common stock subject to forfeiture and to restrictions on transferability imposed by the Board for a specified time period as set out in the terms of an individual award agreement with the participant. Shares of restricted stock become freely transferable after all restrictions applicable to the shares have lapsed or been satisfied. The holder of restricted stock units will, at such time as set forth in the award agreement, have the right to receive shares of the Company's common stock, a cash payment equal to the fair market value of those shares, or a combination of cash and stock, as determined by the Compensation Committee in its sole discretion.

        Performance Awards.    The Compensation Committee may grant performance awards as either performance shares or performance units. Performance awards give participants the right to receive payments in cash or common stock, as determined by the Compensation Committee, upon the achievement of certain performance goals established by the Compensation Committee for a specified performance period. Each performance unit will have an initial value that is established by the Compensation Committee as of the grant date. Each performance share will have an initial value equal to 100% of the fair market value of a share of our common stock as of the grant date. Under Section 162(m) of the Internal Revenue Code we may not be able to deduct certain forms of compensation in excess of $1,000,000 paid to our chief executive officer and our three other most highly compensated executive officers (other than our chief financial officer). The deduction limitation does not apply to qualified performance-based compensation. To the extent that performance-based awards granted under the Amended 2005 Omnibus Plan are intended as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, they will require satisfaction of performance goals based on various objective business criteria, including the following performance measures:

  •
  Net earnings or net income (before or after taxes);

  •
  Earnings per share;

  •
  Net sales or revenue growth;

  •
  Net operating profit;

  •
  Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue);

  •
  Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

  •
  Earnings before or after taxes, interest, depreciation, and/or amortization;

  •
  Gross or operating margins;

  •
  Productivity ratios;

  •
  Share price (including, but not limited to, growth measures and total stockholder return);

  •
  Expense targets;

  •
  Margins;

  •
  Operating efficiency;

  •
  Market share;

  •
  Customer satisfaction;

  •
  Working capital targets;

  •
  Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

  •
  Product development;

  •
  Growth in assets;

  •
  Inventory;

  •
  Strategic business measures consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or cost targets; and

  •
  Goals relating to mergers, acquisitions or divestitures within time deadlines and other parameters set by the Board.

        Achievement of performance measures may be determined in absolute terms or by comparison to the performance of an index or select peer group companies. The Board may provide in any performance award that any evaluation of performance may include or exclude any of the following events that occurs during a specified performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect awards to our chief executive officer or three other most highly compensated executive officers (other than our chief financial officer) and are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, they shall be prescribed in a form intended to meet the requirements for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code and Treasury Regulations promulgated thereunder.

        Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code may not be adjusted upward. The Board, however, shall retain the discretion to adjust such Awards downward, on a formula or discretionary basis (or a combination of the two), as the Board determines. If applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval.

        Cash-Based Awards.    The Compensation Committee may grant cash-based awards to participants in such amounts and upon such terms as the Compensation Committee may determine under the Amended 2005 Omnibus Plan. Each cash-based award will specify a payment amount or payment range. The Compensation Committee may establish performance goals in its discretion. If the Compensation Committee chooses to establish performance goals, the value of any cash-based award paid to the participant will depend on the extent to which the performance goals are met.

        Other Stock-Based Awards.    The Compensation Committee may grant other types of equity-based or related awards under the Amended 2005 Omnibus Plan (including grants of unrestricted shares) in such amounts and subject to such terms and conditions, as the Compensation Committee may determine, including the achievement of any performance goals which may be established by the Compensation Committee in its discretion. Such awards may involve the transfer of actual shares to participants or payment in cash or otherwise of amounts based on the value of our common stock.

        Dividend Equivalents.    The Compensation Committee may grant dividend equivalents based on any dividends declared by the Company on shares of its common stock that are subject to any award under the Amended 2005 Omnibus Plan. Such dividend equivalents may be converted to cash or additional shares for the participant as determined by the Compensation Committee. Dividend equivalents may be subject to other terms and conditions as determined by the Compensation Committee.

Duration

        Unless terminated or discontinued by the Board, the Amended 2005 Omnibus Plan will expire on May 12, 2015. No awards may be made after that date. However, awards granted prior to the expiration of the Amended 2005 Omnibus Plan will remain outstanding in accordance with their applicable terms and conditions.

Termination and Amendment

        The Board may amend, alter, or discontinue the Amended 2005 Omnibus Plan at any time, although no amendment, alteration or termination of the plan may, in a material way, adversely affect any award previously granted without the written consent of the participant holding the award. Additionally, no material amendment of the Amended 2005 Omnibus Plan may be made without stockholder approval if stockholder approval is required by law, regulation or stock exchange rule.

Prohibition on Repricing Awards

        Without the approval of our stockholders, no stock option or SAR issued under the Amended 2005 Omnibus Plan may be amended to reduce the exercise or grant price, and no stock option or SAR may be canceled or replaced with an option or SAR having a lower exercise or grant price, except in connection with a stock dividend, stock split (or other distribution), merger, consolidation, or similar corporate transaction or event, in each case only in order to prevent a dilution or the enlargement of the benefits, or potential benefits, intended to be provided to participants under the 2005 Omnibus Plan.

Effect of Certain Corporate Transactions

        The Amended 2005 Omnibus Plan provides that awards granted on or after February 13, 2013 will contain double trigger accelerated vesting provisions wherein after a change in control and (a) a material alteration of an award recipient's job prospects followed by termination of the award recipient's employment in accordance with the timing set forth in the Amended Plan or (b) an award recipient's involuntary termination of service other than for cause or death or permanent disability, then, the unvested awards immediately vest upon such termination of employment or service and will be exercisable until the later of (i) twenty-four months from the effective date of such termination or (ii) the time specified in the award agreement during which the award recipient's award is exercisable following termination of service; provided that in no event shall an award be exercisable after the expiration of its term. Awards granted prior to February 13, 2013 will continue to contain a single-trigger accelerated vesting provision, which provides that in the event of a specified type of merger or other corporate reorganization, the time during which awards outstanding under the plan become vested shall be accelerated and all outstanding awards shall become immediately exercisable upon such event. For purposes of the Amended 2005 Omnibus Plan, "materially altered" generally means that, without a participant's consent, (1) a material reduction of the participant's authority, duties or responsibilities, (2) a material diminution in the participant's base compensation, or (3) a material change in the geographical location at which the participant must perform his or her duties, and "cause" generally means (A) an act of material dishonesty in connection with a participant's employment or service, (B) a participant's conviction or, plea o nolo contendere to, a felony, (C) a participant's gross misconduct in connection with the participant's employment or service, (D) a participant' s violation of the written policies of the participant's employer, or (E) a participant's continued failure to perform his or her responsibilities for the employer.

        The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Transferability of Awards

        Unless otherwise provided by the Compensation Committee, awards under the Amended 2005 Omnibus Plan are not transferable other than as designated by a participant by will or by the laws of descent and distribution.

Termination of Participant's Employment/Services

        The Compensation Committee determines, in its sole discretion through an individual award agreement with the participant, the extent to which a participant shall have the right to retain any award under the Amended 2005 Omnibus Plan following the termination of the participant's employment with or provision of services to the Company. With respect to options, the Amended Plan provides that in the event a participant's employment or service is terminated on account of retirement, the number of shares subject to the option that would have become vested and exercisable had the participant remained in employment or service for an additional two years will become vested and exercisable on the date of retirement, and the stock option will remain exercisable for the remainder of its term. For purposes of the Amended Plan, "retirement" generally means termination of a participant's employment or service on or after the date that the participant's number of completed years of service and age equal or exceed 70.

Federal Income Tax Consequences

        The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to NPS and our employees, directors and consultants participating in the Amended 2005 Omnibus Plan. The tax laws applicable to awards granted under the Amended Plan are complex. This discussion is based upon the Internal Revenue Code, as well as administrative and judicial interpretations of the Internal Revenue Code in effect on the date of this Proxy Statement, all of which are subject to change or differing interpretation, possibly with retroactive effect. Furthermore, NPS has not obtained a ruling from the Internal Revenue Service (IRS), or an opinion of legal or tax counsel with respect to the consequences of the Amended Plan. This summary applies to individuals who participate in the Amended Plan who are U.S. citizens or resident aliens (as defined in the Internal Revenue Code) who are taxable in the U.S. This section does not consider state, local, or foreign tax consequences of the Amended 2005 Omnibus Plan, nor does it discuss the effect of gift, estate, alternative minimum or inheritance taxes, except as noted. In addition, this discussion does not apply to every potential transaction that may occur in connection with the Amended 2005 Omnibus Plan. Therefore, each participant is encouraged to seek the advice of a qualified tax adviser regarding the tax consequences of participation in the Amended 2005 Omnibus Plan.

        Nonqualified Stock Options.    The grant of a NQSO without a readily ascertainable fair market value should not result in any taxable income for the recipient. Correspondingly, we will not be entitled to an income tax deduction at the time of grant. Upon exercising a NQSO with a cash payment, the participant generally will recognize compensation income in an amount equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The tax results will be different if the recipient pays the option price either by tendering previously acquired common stock or pursuant to a broker-assisted cashless exercise program. Upon a sale of shares of common stock acquired upon exercise of a NQSO, the participant will generally recognize capital gain or loss, if any, depending on the difference between the sale price and the participant's tax basis in the shares sold. The participant's tax basis in the shares for purposes of such gain or loss determination will be equal to the exercise price plus the amount recognized as ordinary income by the participant at the time of exercise (i.e., the fair market value of the stock on exercise). The gain will be long-term if the recipient holds the stock for more than one year from the date the NQSO is exercised.

        Incentive Stock Options.    The grant of an ISO will not result in any taxable income for the recipient. Generally, the recipient of an ISO will have no taxable income upon exercising the ISO, provided that the recipient has been an employee of the Company at all times from the grant date of the ISO to the date three months before such exercise. The Company generally will not be entitled to a deduction on grant or exercise of an ISO. However, the excess of the fair market value of the shares of common stock received upon exercise over the option exercise may be subject to the alternative minimum tax, and in such case the participant's tax basis in the common stock acquired upon the exercise of such ISO would be increased by the amount of such excess for alternative minimum tax purposes. The recipient of an ISO will recognize taxable income in the year in which the acquired shares are sold (or otherwise disposed of) if the sale is made both (i) more than two years after the ISO grant date and (ii) more than one year after the date on which the ISO is exercised. In such case, the recipient will recognize long-term capital gain or loss in an amount equal to the difference between the sale price and the option exercise price. However, if either of these two holding period requirements is not satisfied (referred to as a "disqualifying disposition"), then upon the disqualifying disposition the participant generally will recognize ordinary income in the amount of the difference between the fair market value of the shares at the time of the option exercise and the option exercise price or, if the sale is for less than fair market value of the stock on the exercise date, the difference between the amount realized on the sale and the option exercise price. Any ordinary income recognized will be added to the participant's basis for purposes of determining any additional gain on the sale, and any such additional gain will be capital gain. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an ISO, except that we may be entitled to an income tax deduction in the case of a disqualifying disposition equal to the amount of ordinary income recognized by the participant.

        Restricted Stock and Performance Shares.    Unless a special election is made under Section 83 of the Internal Revenue Code, the recipient of an award of restricted stock or performance shares will not recognize any taxable income at the time of such award, but will have ordinary income as and when the shares of restricted stock or performance shares subsequently vest (or become transferable) in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the consideration (if any) paid for the shares. However, if the recipient of restricted stock or performance shares makes a special election under Section 83(b) of the Internal Revenue Code within 30 days of the award, the recipient will include as ordinary income in the year of the award an amount equal to the excess of (i) the fair market value of those shares on the date of issuance over (ii) the consideration (if any) to be paid for the shares, and the recipient will not recognize any additional income when the shares subsequently vest (or become transferable). We generally will be entitled to an income tax deduction at the time and in the amount of ordinary income recognized by the participant with respect to the restricted stock or performance shares. Generally, if a Section 83(b) election is made, and the recipient later forfeits the stock, the recipient will not be able to recognize a tax loss. Any gain or loss on a subsequent disposition or sale of the shares generally will be taxable as a capital gain or loss.

        Stock Appreciation Rights, Restricted Stock Units and Performance Units.    In general, a participant will not recognize income with respect to SARs, restricted stock units or performance units until exercise or there is a settlement (payment) of the award. On that date, the participant recognizes ordinary income in an amount equal to the cash or fair market value of any shares of common stock received. We will generally be entitled to an income tax deduction at the time and in the amount of ordinary income recognized by the participant with respect to the SARs, restricted stock units or performance shares. Upon disposition of any shares of common stock received, the participant will recognize capital gain or loss equal to the difference between the amount realized and his or her basis in such shares, which is the amount taxed as ordinary income on exercise or settlement. The gain will be long-term capital gain if the recipient holds the stock for more than one year from the date of exercise or settlement.

Additional Considerations

        Potential Limitation on our Deductions.    Any federal income tax deductions that would otherwise be available to the Company are subject to a number of restrictions under the Internal Revenue Code, including Section 162(m), which can limit the deduction for compensation paid to our chief executive officer and our three other most highly compensated executive officers (other than the chief financial officer) in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options and SARs granted under the Amended Plan will be qualified performance-based compensation. Restricted stock and restricted stock units, deferred stock units, performance shares and performance units, cash-based awards, other stock-based awards and dividend equivalents granted under the Amended Plan may be designated as qualified performance-based compensation if the Compensation Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Section 162(m) of the Internal Revenue Code. While tax deductibility is one factor considered by the Compensation Committee in structuring awards under the Amended Plan, it is not the sole or primary factor. The determination of whether to structure awards to meet the exception to Section 162(m) for qualified performance based compensation will be made by the Compensation Committee in its discretion taking into account such factors as it deems appropriate.

        "Golden Parachute Payment" Provisions.    Under certain circumstances, accelerated vesting or exercise of an award in connection with a "change in control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute payment provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the recipient of such award may be subject to an excise tax equal to twenty percent of the amount of the excess parachute payment in addition to any other income taxes, and the Company would be denied a tax deduction for the excess parachute payments.

        Potential Additional Tax under Section 409A.    An award may be subject to a 20% tax, in addition to ordinary income tax, at the time the award becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the Internal Revenue Code and the requirements of Section 409A of the Internal Revenue Code are not satisfied.

        Withholding.    Amounts taxable upon the grant, exercise, vesting or settlement of awards, as applicable, are subject to withholding of applicable federal, state and local income taxes and other payroll taxes. Participants must pay in cash, or make other arrangements satisfactory to the Company to satisfy, any tax withholding obligations that arise under applicable law with respect to an award granted under the plan. In general, such taxes are payable when a participant first recognizes the income associated with the award as taxable income. Generally, that will occur when the award is settled or paid out unless a participant has elected to make a Section 83(b) election for an applicable type of award as described above, in which case the participant will recognize income at the time of grant. Under certain circumstances, a participant may be permitted to elect withholding of common stock otherwise deliverable upon vesting in full or partial satisfaction of such tax obligations. The Company may, in accordance with applicable law, deduct any withholding taxes from amounts that are otherwise due to participants.

New Plan Benefits

        The number of shares to be issued under the Amended Plan to participants in the plan, including eligible employees, executive officers and non-employee directors of the Company, and the net values to be realized upon such issuances, are discretionary, and therefore, not determinable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 2005 OMNIBUS INCENTIVE PLAN.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        We are providing stockholders an advisory vote on executive compensation. This vote is now required under Section 14A of the Exchange Act.

        Our Compensation Committee has described our compensation philosophy in the "Compensation Discussion and Analysis" section of this Proxy Statement. Stockholders are urged to read the Compensation Discussion and Analysis, which appears in the "Executive Compensation—Compensation Discussion and Analysis" section of this Proxy Statement. The Compensation Discussion and Analysis section discusses how our compensation policies and procedures implement our compensation philosophy and describes the compensation of our chief executive officer, our chief financial officer and the other three most highly compensated executive officers of NPS in 2012, whom we refer to as our named executive officers. The Compensation Committee and the Board of Directors believe the policies and procedures articulated in the Compensation Discussion and Analysis section are effective in implementing our compensation philosophy and that the compensation of our named executive officers in 2012 reflects and supports these compensation policies and procedures.

        Stockholders are being asked to vote on the following resolution:

    RESOLVED, the stockholders of NPS Pharmaceuticals, Inc. approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and related disclosures contained in the section of the Proxy Statement for the 2013 Annual Meeting of Stockholders captioned "Executive Compensation."

        This advisory vote on executive compensation, commonly referred to as a 'say-on-pay' advisory vote, is not binding on our Board of Directors. However, the Board and Compensation Committee will take into account the result of the vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE
RESOLUTION APPROVING (ON AN ADVISORY BASIS) THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS

 PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of our Board of Directors has appointed KPMG LLP, or KPMG, as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise; however, as a matter of good corporate governance, we are asking our stockholders to ratify such appointment. If our stockholders disapprove of this proposal, our Audit Committee intends to reconsider the selection of KPMG as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, at its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and our stockholders. KPMG has audited our financial statements since our inception in 1986.

        KPMG has advised us that neither it nor any of its members has any direct or material indirect financial interest in the Company. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

 Principal Accountant Fees and Services

        The following table sets forth the fees paid or payable to KPMG LLP relating to the audit of the 2012 consolidated financial statements and fees for other professional services billed in 2012 with comparative amounts for 2011:

	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011
Audit fees	$585,000	$778,000
Audit-related fees	$2,000	$—
Tax fees	$160,000	$59,000
All other fees	$—	$—

Total	$747,000	$837,000

        Audit fees consist of KPMG's fees for services related to their audits of our annual financial statements and internal control over financial reporting, their review of financial statements included in our quarterly reports on SEC Form 10-Q, their review of SEC filed registration statements and fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as the issuance of consents, and comfort letters.

        Audit-related fees consist of fees for assurance related services by KPMG that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not considered "audit fees."

        Tax fees consist of fees rendered for services on tax compliance matters, including tax return preparation, assistance with tax audits of previously filed tax returns, tax consulting and advisory services consisted primarily of tax advice rendered by KPMG in connection with an Internal Revenue Code Section 382 study for 2012.

        All other fees consist of fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services, if any. We did not incur any fees under this category in 2012 or 2011.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. All audit, audit-related, tax, and any other services performed for us by our independent registered public accounting firm are subject to pre-approval by the Audit Committee of our Board of Directors and were pre-approved by the Audit Committee prior to such services being rendered. The Audit Committee determined that the services provided by and fees paid to KPMG were compatible with maintaining the independent registered public accounting firm's independence. The Audit Committee is sensitive to the concern that some non-audit services and related fees could impair independence and the Audit Committee believes it important that independence be maintained. However, the Audit Committee also recognizes that in some areas, services that are identified by the relevant regulations as "tax fees" or "other fees" are sufficiently related to the audit work performed by KPMG that it would be highly inefficient and unnecessarily expensive to use a separate firm to perform those non-audit services. The Audit Committee intends to evaluate each such circumstance on its own merits, and to approve the performance of non-audit services where it believes efficiency can be obtained without compromising independence.

 AUDIT COMMITTEE REPORT(1)

        The Audit Committee of the Board of Directors oversees our accounting and financial reporting processes and system of internal controls on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee also is responsible for engaging and monitoring the independence and performance of our independent registered public accounting firm. The Audit Committee operates under a written charter, a copy of which is available on the corporate governance section under the Investors tab of our website at www.npsp.com. The current members of the Audit Committee are Ms. Selisker, Dr. Gemayel, Mr. Groninger and Mr. Tombros, each of whom is an independent director.

        Our management supervises our system of internal controls and the financial reporting process. Our independent registered public accounting firm performs an independent audit of our consolidated financial statements in accordance with generally accepted accounting standards and expresses opinions on these consolidated financial statements. In addition, our independent registered public accounting firm expresses its own opinion on the effectiveness of our internal control over financial reporting. The Audit Committee monitors these processes.

        The Audit Committee has reviewed and discussed with management and KPMG the Company's audited consolidated financial statements as of and for the year ended December 31, 2012, as well as management's assessment and KPMG's evaluation of the effectiveness of our internal control over financial reporting. Our management represented to the Audit Committee that our audited consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

        The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received, reviewed, and discussed with KPMG the written disclosures and the letter from them required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG's communications with the Audit Committee concerning independence and has discussed with KPMG their independence. The Audit Committee has also considered whether the provision of non-audit services provided by KPMG is compatible with maintaining the independence of the auditors. The Audit Committee's policy is to approve all audit and permissible non-audit services provided by KPMG. All audit and permissible non-audit services performed by KPMG during fiscal year 2012 were pre-approved by the Audit Committee in accordance with established procedures.

        Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Submitted by the Audit Committee of the Board,
Rachel R. Selisker, Chair Georges Gemayel James G. Groninger Peter G. Tombros

(1)
This Report of the Audit Committee does not constitute soliciting material and shall not be deemed to be "filed" with the Securities and Exchange Commission or deemed to be incorporated by reference in previous or future documents filed by NPS with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent we specifically incorporate this Report by reference into any such document.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis discusses the material elements of our compensation programs and policies, including the objectives of our compensation programs and the reasons why we pay each element of compensation to our named executive officers. Following this discussion, you will find a series of tables containing more specific details of the 2012 fiscal year compensation earned by, or awarded to our named executive officers. Our named executive officers for fiscal year 2012 include the following individuals:

Name	Position
Francois Nader	President and CEO
Luke Beshar	Executive VP and CFO
Roger Garceau(1)	Executive VP and CMO
Eric Pauwels	Senior VP and CCO
Edward Stratemeier	Senior VP, Legal Affairs, General Counsel and Corporate Secretary

(1)
Dr. Garceau was promoted to Executive Vice President effective January 1, 2013. He was a Senior Vice President during 2012.

Executive Summary

        The following provides a brief overview of certain highlights from the more detailed disclosure set forth in this Compensation Discussion and Analysis:

  •
  Our compensation policy has two fundamental objectives: (1) to attract, retain and motivate highly talented and team-oriented executives and employees, and (2) to align our executives' and employees' interests with those of our stockholders by rewarding short-term and long-term performance.

  •
  While compensation levels may differ among our named executive officers based on competitive factors and the role, responsibilities and performance of each specific named executive officer, in order to encourage our named executive officers to compete collectively and manage collaboratively, there are no material differences in the compensation philosophies, objectives or policies for our named executive officers. The Compensation Committee considers all executives' relative pay when making practical decisions regarding hiring, promoting and retaining our executives but does not have a formal policy regarding internal pay equity.

  •
  We have traditionally provided our named executive officers with the following types of compensation: annual salary, short term incentive compensation (that is, annual bonus awards) and long-term incentive compensation (typically equity compensation). We also provide our named executive officers with post-termination benefits, including in connection with a change of control of the Company. It is our general practice not to provide perquisites or personal benefits to our named executive officers.

  •
  Our compensation programs are designed so that a significant portion of named executive officer compensation is variable, performance-based compensation. For 2012, approximately 78% of targeted compensation for our CEO and approximately 58% of targeted compensation for the other named executive officers was variable, performance-based compensation.

  •
  The Compensation Committee seeks to provide our named executive officers with total compensation targeted at the mid-range, or approximately the 50th percentile, of the total compensation paid for comparable positions within our peer group of companies. However, our compensation program is structured to provide total compensation above the market 50th percentile for superior or extraordinary performance.

  •
  The Compensation Committee considers individual and company performance in connection with determining base salary increases and in granting both short-term and long-term incentive awards. For 2012, corporate performance and individual performance metrics were based primarily on the following factors:

  •
  FDA approval of the Gattex New Drug Application ("NDA");

  •
  Gattex commercial launch readiness;

  •
  Gattex technical operations launch readiness;

  •
  filing of the Natpara Biologics License Application ("BLA");

  •
  raising adequate capital; and

  •
  initiating a new development program.

        In May 2012, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our named executive officers, with approximately 98% of stockholder votes cast in favor of our 2012 say-on-pay resolution. As we evaluated our compensation practices and talent needs throughout 2012, we were mindful of the strong support our stockholders expressed for our pay for performance compensation philosophy. As a result, following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our general approach to executive compensation for 2012, with an emphasis on short- and long-term compensation that rewards our most senior executives when corporate goals are met. In addition, when determining how often to hold a stockholder advisory vote on executive compensation, the Board took into account the strong preference for an annual vote expressed by our stockholders at our 2011 Annual Meeting. Accordingly, the Board determined that we will hold an annual advisory stockholder vote on the compensation of our named executive officers until the next say-on-pay frequency vote.

Role of Board of Directors and Compensation Committee

        Our compensation policy is set by the Board of Directors, with the advice and recommendation of the Compensation Committee. The Board has delegated to the Compensation Committee the responsibility for implementing, reviewing and continually monitoring adherence with our compensation policy. The Compensation Committee is responsible for establishing, reviewing, approving and recommending to the Board for final approval each of our compensation programs. In addition, the Compensation Committee is responsible for ensuring that total compensation paid to our executive officers, including the named executive officers, is consistent with our compensation policy and objectives.

Compensation Policy and Objectives

        Our compensation policy has two fundamental objectives: (1) to attract, retain and motivate highly talented and team-oriented executives and employees, and (2) to align our executives' and employees' interests with those of our stockholders by rewarding short-term and long-term performance. To accomplish our fundamental objectives, the Compensation Committee establishes, approves and recommends to the Board for final approval compensation programs based on certain compensation philosophies, including the following:

  •
  Compensation awarded should be fair, reasonable and competitive with the compensation paid by other companies that compete with us for executive talent.

  •
  Compensation programs must reward the achievement of individual and Company performance goals. Our programs should deliver higher compensation when individual and Company performance exceeds the performance goals. Likewise, where individual or Company performance falls short of expectations, our compensation programs should deliver lower compensation.

  •
  Compensation programs should include the appropriate mix of cash and equity components to reward both short-term and long-term performance, each of which is necessary for success in the biotechnology industry.

  •
  Compensation programs should also ensure executive and employee retention. In light of the volatility of our business and the pharmaceutical and biotechnology industry in general, our compensation programs should be structured so that even in periods of downturns in Company performance, successful, high-achieving executives and employees will remain motivated and committed to NPS.

  •
  Perquisites should be rare and limited to those that are essential to the executive's ability to effectively perform.

  •
  Compensation should take into account our core values of integrity, respect, excellence, personal ownership, entrepreneurial spirit and teamwork.

        The Compensation Committee, in its sole discretion, retains the authority to decrease, individually or in the aggregate, payments to executive officers after taking into consideration a variety of economic, strategic or other factors it deems appropriate.

Compensation Consultant

        The Compensation Committee currently engages Pearl Meyer and Partners, or Pearl Meyer, as an outside advisor to the committee. Pearl Meyer assists the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, retention programs, executive compensation design issues, market trends, and technical considerations. The Compensation Committee regularly evaluates the consultant's performance and has the final authority to engage and terminate a compensation consultant.

        During 2012, Pearl Meyer advised the Compensation Committee in (i) determining base salaries for executive officers, (ii) establishing the range of potential awards for executive officers under our short-term incentive program and (iii) determining individual equity grant levels for executive officers. Pearl Meyer also advised the Compensation Committee on non-employee director compensation, which is discussed in more detail later in this Proxy Statement under the caption "2012 Director Compensation."

        The Compensation Committee recognizes that it is important that its outside compensation consultant be independent and that it receive objective advice from its outside compensation consultant. The Compensation Committee has determined that Pearl Meyer is independent.

Role of Executives in Compensation Decisions

        Our CEO, Senior Vice President of Human Resources, General Counsel, and Chief Financial Officer generally attend Compensation Committee meetings. Compensation Committee meetings usually include an executive session which is conducted without the CEO, Chief Financial Officer and Senior Vice President of Human Resources being present although the Compensation Committee occasionally requests that the General Counsel or Senior Vice President of Human Resources remain present during executive sessions. Our CEO and Senior Vice President of Human Resources work with the compensation consultant to develop total compensation recommendations for our executive officers other than the CEO. The recommendations are submitted to the Compensation Committee for review. The Compensation Committee works directly with the compensation consultant to develop a recommendation for CEO compensation. While the compensation consultant and the officers mentioned above offer ideas, opinions, and proposals to the Compensation Committee, the Compensation Committee functions and votes independently.

Setting Executive Compensation

        The Compensation Committee has established a number of practices to assist it in setting executive compensation in accordance with our compensation policy and objectives. Among the procedures are:

  •
  Engaging an Independent Compensation Consultant.  As discussed above, in 2012 the Compensation Committee retained Pearl Meyer to advise it on matters related to executive compensation and our compensation programs.

  •
  Market Review.  With the assistance of the compensation consultant and management, the Compensation Committee reviews on an annual basis each component of NPS executive compensation against compensation at a peer group of publicly-traded biotechnology and pharmaceutical companies. For years in which both the Company and individual performance goals are met, our overall compensation program is designed to provide our named executive officers with total compensation at the mid-range, or approximately the 50th percentile, of the total compensation paid for comparable positions within the surveyed companies. However, our compensation program is structured to provide total compensation above the market 50th percentile for superior or extraordinary performance and below the market 50th percentile for below target performance. All elements of compensation are compared to the entire group of surveyed companies based on available market information. The peer group used for the comparison, which is regularly reviewed, consists of companies that we believe have executive positions similar in breadth and scope to ours and businesses that compete with us for talent and stockholder investment. The peer group used by the Compensation Committee to make 2012 compensation decisions is represented in the following table.

  Peer Group for 2012 ("2012 Peer Group") Compensation Decisions

Acorda Therapeutics, Inc.	Incyte Corp.	Optimer Pharmaceuticals, Inc.
Avanir Pharmaceuticals, Inc.	InterMune Pharmaceuticals, Inc.	Osiris Therapeutics, Inc.
Cadence Pharmaceuticals	Ironwood Pharmaceuticals, Inc.	Savient Pharmaceuticals, Inc.
Enzon Pharmaceuticals, Inc.	Medivation,Inc.	Spectrum Pharmaceuticals, Inc.
Halozyme Therapeutics, Inc.	Momenta Pharmaceuticals, Inc.	Vivus, Inc.
ImmunoGen, Inc.	Neurocrine Biosciences, Inc.

        In November 2012, the Compensation Committee adopted a new peer group for 2013 compensation decisions to reflect NPS' current business, specifically focusing on the stage of clinical development and commercialization of the peer group companies as the most important factor, followed by employee headcount and market capitalization. The following methodology was generally employed to evaluate and select comparator companies for this peer group:

  •
  we identified all publicly-traded U.S. headquartered companies in the biotechnology/pharmaceutical marketplace;

  •
  we refined the comparator pool to reflect companies exhibiting a financial profile that includes:

  •
  Size—Preference was given to companies within a reasonable range of NPS (~1/3 to ~3x) with respect to revenues, market capitalization and employee size; employee size adjusted to 50 to 400 employees to account for NPS' outsourcing model.

  •
  Business profile—We selected companies with a primary focus on late-stage development companies (generally Phase 3 and companies serving the unmet / orphan drug market). Consideration was also given to companies in early stages of commercialization (in development or one product marketed) to mature commercialization (established commercial organization) so that the resulting group has some commercial representation.

  •
  Business model—Because differences in business models can lead to different compensation practices, we also reviewed market capitalization to revenue, market capitalization to employee, research and development investment to employee and total assets to employee ratios. As product / service offerings best depict the business model for this industry, these factors served as secondary considerations and did not have as much weight in our decision.

  •
  we performed a qualitative evaluation of the refined comparator pool to identify each company's development stage, leading product focus and business strategy;

  •
  we examined the peer group used for 2012 compensation decisions, as disclosed in the table above, and retained eleven of these seventeen historical peer companies in our new peer group;

  •
  we selected five additional companies with "best fit" similarities to us based on the criteria discussed above.

        Based on the foregoing, the following companies comprise the peer group that will be used for 2013 Compensation decisions:

  Peer Group for 2013 Compensation Decisions

Acorda Therapeutics, Inc.*	Medivation, Inc.*	Sucampo Pharmaceuticals, Inc.
AMAG Pharmaceuticals, Inc.	Momenta Pharmaceuticals, Inc.*	ViroPharma Inc.
Avanir Pharmaceuticals, Inc.*	Optimer Pharmaceuticals, Inc.*
Cadence Pharmaceuticals,Inc.*	Osiris Therapeutics, Inc.*
Halozyme Therapeutics, Inc.*	Santarus, Inc.
Incyte Corp.*	Salix Pharmaceuticals, Inc.
Ironwood Pharmaceuticals, Inc.*	Spectrum Pharmaceuticals, Inc.*
*
Also included in 2012 Peer Group.
  •
  Peer Group and Survey Data.  The Compensation Committee utilized the 2012 Peer Group to provide context for its compensation decision-making for 2012. After the peer group companies were selected, Pearl Meyer prepared and presented a report to the Compensation Committee summarizing the competitive data and comparisons of our named executive officers to the comparable company market data, based on executive officers at the peer group companies who have similar jobs as our named executive officers, utilizing publicly available data from the comparable companies and broad survey data (reflecting peer companies). The broad survey data was used when publicly available peer data was insufficient. Each element of our compensation is reviewed as part of this analysis and evaluation.

  •
  Total Compensation Review.  The Compensation Committee reviews each named executive officer's total compensation annually with the assistance of the CEO (except when the CEO's compensation is reviewed), the Senior Vice President of Human Resources and the compensation consultant. To facilitate this review, the Compensation Committee utilizes an executive assessment compiled by the compensation consultant. The executive assessment reviews each executive officer's total compensation and presents the dollar value of each component of the executive's total compensation, including cash compensation (which includes base salary and payments under our short-term incentive compensation program), outstanding equity awards (including stock options and restricted stock unit awards under our long-term incentive compensation program) and other compensation due upon termination of employment. The purpose of the executive assessment is to provide the Compensation Committee with a comprehensive view of all of the elements of compensation that could be paid to our named executive officers in various scenarios, as well as to provide information about wealth accumulation. The Compensation Committee then uses this information as part of its analysis of the appropriate compensation mix and level of total compensation to be paid to each named executive officer and to help it determine internal pay equity among all of our named executive officers.

  •
  Evaluating Individual Performance.  Individual performance is a key component of the compensation of all executives and employees at NPS. At the beginning of each year, each of our executive officers and employees establishes annual performance goals with advice and input from their immediate supervisor or, in the case of our CEO, the Board. At the end of the year, each executive and employee participates in a performance review to assess to what extent the executive or employee has achieved his or her performance goals and otherwise contributed to our results for the year. Our CEO, with the assistance of our Senior Vice President of Human Resources, conducts the annual performance review of each of our executive officers and the independent members of our Board conduct the annual performance review of our CEO. Typically, the Compensation Committee considers individual performance in connection with determining base salary increases and in granting both short-term and long-term incentive awards.

  •
  Evaluating Company Performance.  Company performance is also a key component of compensation at NPS. The Board, at the beginning of each year and based upon the recommendation of the Compensation Committee and management, adopts the Company performance goals for that year. Following each year end, the Board reviews our performance to assess the extent to which each Company performance goal has been achieved. Performance against each year's corporate goals impacts payouts under the annual bonus plan (short-term incentive plan) for that year.

2012 Executive Compensation Components

        For 2012, the principal elements of compensation for our named executive officers were:

  •
  base salary;

  •
  short-term incentive compensation; and

  •
  long-term incentive compensation.

        The level of compensation paid to our CEO and the other named executive officers reflects the Compensation Committee's assessment of the relative experience and level of responsibility of each such officer and their potential contribution to our performance and the accomplishment of our goals, and is supported by the Compensation Committee's benchmarking of the compensation paid to individuals holding similar positions with comparable companies. As a result of these factors, the total compensation paid to our named executive officers during 2012 varied.

Base Salary

        Base salary represents the fixed component of executive compensation. It is designed to deliver a limited portion of compensation at a guaranteed level to provide our named executive officers with some security for performing their executive responsibilities. Base salary ranges are determined for each named executive officer based on a number of factors, including the officer's position, specific responsibilities, level of experience, individual performance and Company performance, as well as market data from the peer group companies.

        The Compensation Committee receives the recommendation of the CEO and Senior Vice President of Human Resources for the base salary of each named executive officer, other than the CEO, as part of a general Company-wide salary assessment performed annually by management. The Compensation Committee develops a recommendation for the CEO's base salary with the assistance of the compensation consultant. The Compensation Committee recommends the base salary for each named executive officer to the Board for final approval.

  2012 Base Salary Determinations

        In February 2012, the Compensation Committee reviewed the base salary of our CEO, Dr. Francois Nader, in connection with setting the level of his overall compensation for 2012. As part of that review, the Compensation Committee considered Dr. Nader's individual performance during 2011, as well as the base salary compensation paid to similarly situated officers by the peer group companies and the recommendation of the Committee's compensation consultant, Pearl Meyer. The Compensation Committee recommended, and the Board approved, a 5% increase to Dr. Nader's base salary for 2012. This salary increase reflected a positive performance review for Dr. Nader, particularly for the positive results of the Gattex and Natpara studies and the filing of the Gattex NDA, and was intended to ensure that his base salary remained in the mid-range of base compensation paid to chief executive officers in the peer group.

        In February 2012, the Compensation Committee also reviewed the base salaries of Messrs. Beshar, Pauwels and Stratemeier and Dr. Garceau in connection with determining their overall compensation for 2012. In connection with this review, the Compensation Committee considered each executive's individual performance during 2011, as well as the recommendations of Pearl Meyer and the levels of base salary paid to similarly situated officers within the peer group. The Compensation Committee determined that an increase in base salary was warranted for Messrs. Beshar and Stratemeier and Dr. Garceau, and accordingly, the Compensation Committee recommended, and the Board approved, an 8.5% increase in base salary for Mr. Beshar, a 3% increase for Mr. Stratemeier, and a 4% increase for Dr. Garceau. These salary increases reflected positive performance reviews for the executive officers and were intended to ensure their base salaries remained in the mid-range for their positions in the peer group. Mr. Pauwels did not receive a base salary increase due to the total compensation package he received when he was hired in September 2011. The difference in base salary increases provided to Messrs. Beshar and Stratemeier and Dr. Garceau for 2012 was based on Mr. Beshar's promotion to Executive Vice President and CFO and the Compensation Committee's evaluation of their relative performance against their 2011 individual goals which are discussed below under "Short-Term Incentive Compensation—2012 Individual Performance."

        The Compensation Committee believes that the level of base salary established for each of its named executive officers in 2012 is consistent with the Company's objective of providing guaranteed compensation at a level that is comparable to that paid by other companies with which it competes for executive talent and furthered the Company's goal of providing a total compensation package that helps ensure the retention of its key employees.

 Short-Term Incentive Compensation

  Overview of STI Program and Target Awards

        Our short-term incentive compensation program, or STI, is an annual cash incentive program that is intended to reward significant Company and individual executive performance over the course of the fiscal year. At the beginning of each year, the Board of Directors, with the recommendation of management, adopts the Company performance goals for the current year. Each goal typically contains a minimum, target, and maximum achievement level and a significance weighting relative to the other goals. Also, at the beginning of each year, individual performance goals are established for each named executive officer, which contain various achievement levels and significance weighting. The goals for our named executive officers (other than the CEO) are established in consultation with the CEO, and the goals for the CEO are tied to the Company's corporate goals, which are approved by the Board. The Compensation Committee determines the STI award received by each named executive officer for a particular year, if any, based upon the extent to which the Company performance goals and the executive's individual performance goals have been achieved.

        The amount of each named executive officer's STI target award is based on a specified percentage of the officer's base salary and is paid only on the portion of the salary that is actually earned. The actual percentage of base earnings varies by executive. Each executive has an STI target, which the Compensation Committee assesses as part of its review of the particular officer's total compensation and its evaluation of the total compensation paid to similarly situated officers within the peer group. Based upon this evaluation, the Compensation Committee may increase an executive's yearly STI above such executive's target STI. For 2012, Dr. Nader's STI target award was 80% of base salary, Mr. Beshar's STI target award was 45% of base salary, Dr. Garceau's STI target award was 40% of base salary, Mr. Pauwels' STI target award was 40% of base salary, and Mr. Stratemeier's STI target award was 35% of base salary. The Compensation Committee concluded that the percentage of base salary used to determine the 2012 target STI award for each named executive officer was reasonable and consistent with the Company's goal of providing competitive compensation that is in the mid-range, or approximately 50th percentile, of the total compensation paid to similarly situated officers within the peer group.

        Earning the full amount of the STI target award is contingent upon Company and individual performance, as discussed in more detail below. Therefore, an executive will earn the STI target award upon achievement of 100% of the Company performance goals and 100% of his or her personal goals. The executive can also earn more or less than the targeted bonus depending upon whether and to what extent corporate and personal goals have been achieved.

        In addition, cash on hand must be at levels deemed acceptable by the Board in order for any STI payout to take place.

  Company and Individual Performance Overview

        The maximum STI award earned by each named executive can represent up to 150% of his or her STI target award. For the named executive officers, weighting of the STI award is based 75% on achievement of our Company performance goals and 25% on the executive's individual performance. Together, the Company and individual performance components comprise the STI award. The required performance level and corresponding STI payment for the Company component and individual component of the STI award are provided below.

        Company Performance Component.    The Company performance component of each STI award for 2012 was calculated based upon the performance goals discussed in "Overview of STI Program and Target Awards" above. In January 2013, the Compensation Committee reviewed the Company's performance against each goal and determined the level of achievement of each goal in the following manner: if the Company (i) did not meet the minimum performance criteria, the named executive officers were credited with achieving 0% of the goal; (ii) partially met the target performance criteria, up to the target performance criteria, the named executive officers were credited with achieving between 50% - 99% of the goal; (iii) met the target performance criteria, the named executive officers were credited with achieving 100% of the goal; or (iv) exceeded the target performance criteria, up to the maximum performance criteria, the named executive officers were credited with achieving between 101% - 150% of the goal, with the actual percentage, in each case, in the discretion of the Compensation Committee. The Compensation Committee also determined whether to provide for a bonus upside opportunity based on the Company's achievement of initiating a new development program, which was not included in the key Company performance goals but which advanced the Company's long-term business objectives, performance and future success. The Compensation Committee then calculated an aggregate percentage for all of the Company performance goals based upon their significance weighting, as discussed in "Overview of STI Program and Target Awards" above, and the level of achievement by the named executive officers. The Board approved the final percentage amount for overall achievement of the Company's performance against the goals.

        For 2012, our named executive officers were eligible to receive the following payments under the Company component of the STI award:

  •
  No payment for the Company component unless the Company achieved the minimum performance level for the Company performance goals;

  •
  A payment of 50% - 99% of the Company component (at the discretion of the committee) if the Company partially met the target performance level;

  •
  A payment of 100% of the Company component if the Company achieved the target performance level; or

  •
  A payment of 101% - 150% of the Company component (at the discretion of the committee) if the Company exceeded the target performance level, up to the maximum performance level.

        In addition, in accordance with the compensation policy of the Company, no payout is made under the STI award for Company performance if the aggregate total achievement level of Company goals falls below 50%.

        Individual Performance Component.    The individual performance component of each STI award for 2012 was calculated based upon the performance goals discussed in "Overview of STI Program and Target Awards" above. For 2012, the individual performance component of each STI award was calculated based upon each named executive officer's achievement of his or her individual performance goals during the year. For each named executive officer other than the CEO, the Compensation Committee determined the extent to which the named executive officer achieved his or her individual performance goals based on the recommendations of the CEO. For the CEO, the Board determined the extent to which the CEO satisfied his individual performance goals for 2012, which were based solely on the Company's satisfaction of its performance goals for that period and his contributions and leadership in the Company's efforts to meet those goals. When determining the performance level achieved for an individual performance goal, if the determination was made that a named executive officer:

  •
  did not meet the goal, an achievement level of 0% would be assigned to that goal;

  •
  partially satisfied the performance criteria, an achievement level of between 50% - 80% (determined at the committee's discretion) would be assigned to that goal;

  •
  met the target performance criteria, an achievement level of between 80-110% (determined at the committee's discretion) would be assigned to that goal;

  •
  exceeded performance criteria, an achievement level of between 110% - 130% (determined at the committee's discretion) would be assigned to that goal; or

  •
  provided outstanding performance against the performance criteria, an achievement level of between 130% - 150% (determined at the committee's discretion) would be assigned to that goal.

        Once the achievement levels for each performance goal have been determined, the Compensation Committee calculates the overall achievement level for each named executive officer using the relative weighting of his or her performance goals and the achievement levels assigned to those goals. The overall achievement level represents the proportion of the individual component of the STI award that the named executive officer is eligible to receive.

  2012 Company Performance

        In 2012, the Compensation Committee recommended and the Board approved performance goals for the Company, including each goal's relative weighting, and the minimum, target and maximum achievement levels for each goal. The Compensation Committee chose these performance goals, and the relative weighting assigned to such goals, because it believed them to be the key metrics used by management to formulate long-term business objectives, evaluate the Company's performance and ensure the Company's future success.

        In January 2013, the Board, with the assistance of the Compensation Committee, assessed the Company's performance under each of the 2012 performance goals to determine whether and to what extent to award the Company component of the STI award. The evaluation consisted of a review of each performance goal, its weighting and the actual performance delivered by the Company. The Company performance goals, and a description of the Compensation Committee's evaluation of such goals, are listed below:

  1.
  FDA approval of the Gattex NDA.    The Company achieved the maximum achievement metric for the FDA approval of the Gattex NDA by receiving approval on December 21, 2012, in advance of the target date. This goal was initially weighted at 30%, and the Board awarded achievement of 45% (i.e., 150% of the target).

  2.
  Gattex commercial launch readiness.    The Company achieved the maximum achievement metric for the commercial launch readiness of Gattex by having a fully operational NPS Advantage deployed, in October 2012, in advance of the target date. This goal was initially weighted at 15%, and the Board awarded achievement of 22.5% (i.e., 150% of the target).

  3.
  Gattex technical operations launch readiness.    The Company achieved the maximum achievement metric for the technical operations launch readiness of Gattex by having supplies ready for shipment to specialty pharmacies in advance of the target date. This goal was initially weighted at 15%, and the Board awarded achievement of 22.5% (i.e., 150% of the target).

  4.
  Filing of the NATPARA BLA.    The Company did not achieve the minimum achievement metric for this objective. No achievement percentage was awarded. This goal was initially weighted at 20%, and the Board awarded achievement of 0%.

  5.
  Raising adequate capital.    The Company reached the maximum achievement metric of raising adequate capital by significantly exceeding the targeted amount. This goal was initially weighted at 20%, and the Board awarded achievement of 30% (i.e., 150% of the target).

  6.
  Bonus upside opportunity.    The Board did not award any additional achievement for the bonus upside opportunity of initiating a new development program.

        After considering the foregoing performance by the Company, and adding together the percentages for each goal and the bonus upside opportunity, the Compensation Committee determined that the Company component of the STI award had been achieved at the level of 120%. Accordingly, in January 2013, the Compensation Committee recommended, and the Board approved, payment of the Company component of the STI award at 120% of the target award.

  2012 Individual Performance

        Each of the named executive officers who participated in the 2012 STI program had individual performance goals that accounted for 25% of his or her total STI award, with the exception of the CEO whose individual goals were the Company's goals due to his role as the principal executive officer. These individual performance goals originated from the Company performance goals for each individual's area of responsibility or from projects to which the individual was an important contributor. For example, Mr. Beshar's individual performance goals were primarily based on the Company's goals relating to raising adequate capital and preparing his areas of functional responsibility for commercial launch. Dr. Garceau's individual performance goals were primarily based on the Company's goals of receiving FDA approval of the Gattex NDA and the filing of the NATPARA BLA. Mr. Pauwels' individual performance goals were primarily based on preparing the Company for commercial launch. Mr. Stratemeier's individual performance goals were primarily based on the Company's goal related to supporting the Company's transactional activities and establishing the Government Affairs function. Dr. Nader's individual performance goals were based on all of the Company's performance goals and his contributions and leadership in the Company's efforts to meet those goals.

        The Compensation Committee, with the assistance of the CEO and the Senior Vice President of Human Resources, evaluated each named executive officer's individual performance to determine to what extent the individual component of the STI award should be awarded to each executive. The Compensation Committee alone considered Dr. Nader's performance. While the individual component of Dr. Nader's award was tied to the Company's performance goals, the Board conducted an independent evaluation of Dr. Nader's contributions to and leadership of the Company's efforts to meet those goals.

        After reviewing each executive's individual performance, the Compensation Committee determined that: (i) for achievement of his 2012 individual performance goals and for achievement of the Company performance goals, Dr. Nader should receive 120% in cash for his individual component; (ii) for achievement of his 2012 individual performance goals, Mr. Beshar should receive 115% in cash for his individual component of the STI; (iii) for achievement of his 2012 individual performance goals, Dr. Garceau should receive 130% in cash for his individual component of the STI; (iv) for achievement of his 2012 individual performance goals, Mr. Pauwels should receive 110% in cash for his individual component of the STI; and (v) for achievement of his 2012 individual performance goals, Mr. Stratemeier should receive 90% in cash for his individual component of the STI. Accordingly, the Compensation Committee recommended, and the Board approved, an award of the individual portion of the STI to each named executive officer based on the foregoing individual performance achievement amounts.

        The following table provides a summary of the total STI award earned by each named executive officer in 2012, which is calculated based 75% on achievement of our Company performance goals and 25% on the executive's individual performance:

Named Executive Officer	STI Target %	Company Performance Goals Achievement %	Individual Performance Goals Achievement %	Base Annual Salary	Total STI Earned for 2012
Francois Nader	80%	120%	120%	$551,250	$528,231
Luke Beshar	45%	120%	115%	$400,179	$213,201
Roger Garceau	40%	120%	130%	$370,820	$181,433
Eric Pauwels	40%	120%	110%	$355,000	$166,850
Edward Stratemeier	35%	120%	90%	$318,270	$125,178

        The full STI award for each executive officer was paid in cash. The actual cash incentive awards earned and paid to our named executive officers are reflected in column (g) of the Summary Compensation Table and the estimated possible threshold, target and maximum payouts under the STI are reflected in columns (c) through (e) of the 2012 Grants of Plan Based Awards Table.

Long-Term Incentive Compensation

        Our long-term incentive compensation program, or LTI, is an integral part of our compensation policy. We believe that equity grants that vest over a period of years tie a portion of our executives' compensation to our long-term performance, and thereby align the interests of our executives with the interests of our stockholders. Our equity compensation program is designed to deliver compensation to executives when NPS performs and the value of NPS common stock increases. These equity grants are also intended to promote executive retention, as unvested restricted stock units and stock options generally are forfeited if the executive voluntarily leaves the Company. We have historically provided LTI awards primarily through the issuance of stock options. Our executives realize value on these options only if our stock price increases (which benefits all stockholders) and only if the executives remain employed with us beyond the date their options vest. The Board has also utilized grants of restricted stock and restricted stock units, or RSUs, for the purpose of recruiting, retaining and rewarding our executive officers. Grants of restricted stock and restricted stock units encourage executive ownership of NPS shares, provide balance to stock option grants, which only have value if the stock appreciates, and align the incentives of our executives with the interests of our stockholders. These awards also provide executives with some certainty regarding the value of the compensation they are receiving during periods of stock market volatility, which furthers the Company's fundamental goal of awarding compensation that helps attract and retain highly skilled employees. When awarding restricted stock and restricted stock units, the Compensation Committee considers the extent to which including full-value shares in the long-term portion of total compensation is consistent with the compensation practices of our peer group.

        General LTI Award Practices.    Around the end of each year, the Compensation Committee, with the assistance of management, considers the LTI award that should be given to each named executive officer by assessing their individual performance and total compensation, including the value of outstanding options, RSUs and restricted stock held by that executive. The Compensation Committee also considers the type and amount of equity awards granted by the peer group companies. After such consideration, the committee determines the appropriate LTI award for each named executive officer and presents its recommendation to the Board for approval.

        Equity awards for named executive officers are granted under our 2005 Omnibus Incentive Plan and generally vest over four years. Since 2009, our vesting practice for time-based stock option grants has been as follows: 25% of the grant vests on the first anniversary and 6.25% vests every three months thereafter. For time-based RSU grants, our vesting practice has been that one third of the grant vests on each of the first, second and third anniversaries. For 2012, the Compensation Committee approved February 7, 2012 as the grant date for equity compensation to the named executive officers. Dr. Nader's grant included a grant of 90,000 options pursuant to the terms of his employment agreement as well as a performance based grant of 60,900 RSUs. The exercise price of the stock options granted on February 7, 2012 is the closing price of our common stock on the NASDAQ Global Market on the actual date of grant.

        2012 LTI Awards.    In 2012, the Compensation Committee considered each named executive officer's individual performance and total compensation, including the value of outstanding options, RSUs, and restricted stock held by that executive. For the 2012 LTI awards, the Compensation Committee considered that the average grant date value approximated the 50th percentile of the market data.

        During 2012, the Compensation Committee, in consultation with Pearl Meyer, the committee's compensation consultant, reviewed the Company's LTI program and granted the following LTI awards to the named executive officers:

Name	Number of Options Awarded		Number of RSUs Awarded
Francois Nader	107,700	(1)	121,800	(2)
Luke Beshar	47,500		26,900
Roger Garceau	39,600		45,500
Eric Pauwels	25,900		14,600
Edward Stratemeier	26,400		14,900

(1)
Includes 90,000 options that Dr. Nader is entitled to receive each year pursuant to the terms of his employment agreement.

(2)
Includes a performance based grant of 60,900 RSUs. The RSUs vested 50% on December 21, 2012, when the FDA approved the Gattex NDA, and the remaining 50% will vest upon approval of Natpara.

Looking Ahead—2013 Executive Compensation

        In February 2013, the Compensation Committee reviewed and compared 2012 executive compensation with our 2013 peer group market data. The Committee considered the 50th percentile of our 2013 peer group and individual executive performance. The resulting base salary increases for calendar year 2013 ranged between 2.0% and 10%. The Compensation Committee recommended, and the Board approved, an 8.84% base salary increase for Dr. Nader, bringing his 2013 base salary to approximately the 50th percentile of our 2013 peer group

        The Compensation Committee's review also resulted in executive LTI awards at or below approximately the 50th percentile of the 2013 peer group for named officers, except for Dr. Nader. The Committee recommended, and the Board approved, granting Dr. Nader LTI awards of time-based options to acquire shares of our common stock and RSUs, and performance based RSUs at the 75th percentile of our 2013 peer group based on Dr. Nader's achievement of the critical Company milestone of FDA approval of Gattex in 2012, and to provide incentive, which aligns with stockholder interests, for the achievement of current and future critical Company milestones. All grants were made as of February 13, 2013, and the option grants have an exercise price of $8.23. The time-based grants include options to acquire 196,018 shares of our common stock which vest 25% on the first anniversary of the date of grant and 6.25% every three months thereafter and 72,904 RSUs which vest in equal installments on the anniversary date over three years. The performance-based grant consisted of 121,507 RSUs, of which Dr. Nader is eligible to earn up to one-third at each year-end of 2013, 2014 and 2015 only if certain performance criteria are achieved. In the event none of the relevant performance criteria are achieved, none of the performance based RSUs would be earned.

Employment Agreements

        We have entered into employment agreements with Dr. Francois Nader, our Chief Executive Officer and President, Dr. Roger Garceau, our Chief Medical Officer, and Mr. Eric Pauwels, our Chief Commercial Officer. A summary of these employment agreements is provided later in the Proxy Statement under the caption "Employment Agreements." We believe that the benefits and protections offered by a formal employment agreement allow us to attract a more qualified pool of candidates for certain senior positions in our Company. The employment agreements we entered into with Drs. Nader and Garceau and Mr. Pauwels were the product of arms'-length negotiations and incorporated the employment terms that the Compensation Committee determined were consistent with terms being offered in the marketplace for executives with similar qualifications.

Post-Termination Compensation

        In light of the volatility of our business and industry, we provide post-termination compensation to our named executive officers under certain circumstances. Our executives may be entitled to payments and other benefits upon separation from the Company under certain contractual arrangements, including under the provisions of certain of our equity incentive plans and the executives' employment agreements, employment offer letters, or our Change in Control Severance Pay Plan. A summary of each of these contractual arrangements is provided later in this Proxy Statement under the caption "Potential Payments upon Termination or Change in Control." With respect to our Change in Control Severance Plan and other contractual arrangements, severance payments are only made if the executive remains with the Company through the change of control and is terminated or his or her duties are substantially changed, which is commonly referred to as a "double trigger." In determining the severance payments or benefits to be paid to our named executive officers upon a termination of employment, whether or not resulting from a change in control of NPS, the Compensation Committee considers the executive's total compensation, including the value of historical equity compensation that has been accumulated by each executive. Based on an analysis of the severance benefits paid to executives by companies within the peer group, the Compensation Committee believes that the severance payments provided to our named executive officers are competitive and reasonable.

Perquisites

        It is our general practice not to provide perquisites or personal benefits to our named executive officers beyond what is generally offered to all employees. The Compensation Committee, however, retains the discretion to consider and award reasonable perquisites or personal benefits to named executive officers as necessary for recruiting purposes, retention purposes, or otherwise.

Policy Regarding Tax Gross-Ups

        The Compensation Committee has, in the past, utilized tax gross-ups as one of many tools to attract and recruit highly-talented chief executive officers. Of the named executive officers, the Committee currently has only provided these tax gross-ups to Dr. Nader. The Compensation Committee determined, at the time it negotiated and approved Dr. Nader's employment agreement in March 2008 that the tax gross-ups were necessary to retain Dr. Nader, in part because the then-prevailing practice among our peer group was to include a tax gross-up in the CEO's employment agreement for excise taxes imposed under Section 4999 of the Internal Revenue Code on excess parachute payments, as determined under Section 280G of the Internal Revenue Code. In 2010, the Compensation Committee determined that it will not provide these tax gross-ups in any future compensation arrangements offered or agreed to by the Company.

 Policy Regarding Deductibility

        Our general approach is to seek to qualify the compensation paid to our named executive officers as deductible under Section 162(m) of the Internal Revenue Code while preserving flexibility in allowing the Compensation Committee to make compensation awards consistent with the philosophy and policies described in this Compensation Discussion and Analysis. The Compensation Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future.

Executive Compensation Recoupment Policy

        NPS maintains a compensation recoupment policy that covers our Chief Executive Officer (CEO) and Chief Financial Officer (CFO). In the event of a restatement of financial results due to material noncompliance with any financial reporting requirement under the federal securities laws, the Board shall consider whether the restatement was caused by fraudulent conduct of the CEO or CFO. If a majority of independent directors on the Board determine that the restatement was caused by fraudulent conduct, the Board will take any steps necessary to recoup (x) all incentive and equity-based compensation received by the CEO or CFO and (y) all net profits realized from the sale of the Company's securities, in each case during the 12-month period following the first public issuance or filing of the document that was restated. When final regulations are available under the Dodd-Frank Act regarding recoupment, we will revisit this policy and revise as necessary in accordance with the existing law.

Executive Stock Ownership Guidelines

        To more closely align the interests of our management with those of our shareholders, our Compensation Committee adopted stock ownership guidelines for all of our executive officers in February 2011. The ownership guidelines provide for our CEO and other executive officers designated by the Board to own a minimum number of shares, which (i) for our CEO, is the number of shares having a value equal to at least three times his annual base salary and (ii) for other executive officers, is the number of shares having a value equal to at least one times such executive's annual base salary. All shares held by our executives, including unvested restricted stock units and shares underlying unexercised stock options, count toward these guidelines. The guidelines provide for our executives to reach these goals within the later of five years from the date on which the guidelines were adopted or five years from the date on which the executive is appointed. Once an executive has attained his or her minimum ownership requirement, he or she must maintain at least that level of ownership. If a named executive officer is found not to be in compliance with the guidelines after such five-year period, then such named executive officer will be subject to additional transfer restrictions with respect to his or her shares.

COMPENSATION COMMITTEE REPORT(2)

        The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis that precedes this Report and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board,
Pedro Granadillo, Chair Colin Broom Georges Gemayel Peter Tombros

(2)
This Report of the Compensation Committee does not constitute soliciting material and shall not be deemed to be "filed" with the Securities and Exchange Commission or deemed to be incorporated by reference in previous or future documents filed by NPS with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent we specifically incorporate this Report by reference into any such document.

 SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid to or earned by each of the following named executive officers for the 2010, 2011 and 2012 fiscal years:

  •
  Francois Nader, our President and Chief Executive Officer;

  •
  Luke Beshar, our Chief Financial Officer and Executive Vice President; and

  •
  Roger Garceau, Eric Pauwels and Edward Stratemeier, our three other most highly compensated executive officers serving as executive officers as of December 31, 2012;

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compensation ($)(4) (g)	All Other Compensation ($)(5) (h)	Total ($) (i)
Francois Nader	2012	551,250		999,978	531,940	528,231	11,250	2,622,649
President and CEO	2011	525,000			705,257	481,762	11,025	1,723,044
	2010	491,827		167,000	735,782	381,750	11,025	1,787384
Luke Beshar	2012	400,179		220,849	234,607	213,201	11,250	1,080,086
Executive VP and CFO	2011	368,829			285,580	153,068	11,025	818,502
	2010	355,967		66,800	310,465	151,883	11,025	896,140
Roger Garceau	2012	370,820		373,555	195,588	181,433	11,250	1,132,646
Senior VP, R&D and CMO	2011	356,558			273,163	150,985	11,025	791,731
	2010	337,625		91,850	510,765	141,094	11,025	1,092,359
Eric Pauwels(6)	2012	355,000		119,866	127,923	166,850	31,716	801,355
Senior VP and CCO	2011	95,577	100,000	65,200	656,736	36,456	44,665	998,634
Edward Stratemeier	2012	318,270		122,329	130,392	125,178	11,250	707,419
Senior VP, Legal Affairs,	2011	309,000			111,749	120,182	11,025	551,956
General Counsel & Corporate	2010	302,077			364,270	120,286	12,545	799,178
Secretary

(1)
Reflects the amount earned as a sign-on bonus for Mr. Pauwels in 2011.

(2)
Reflects the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). Additional information about the assumptions used in the calculation of these amounts is included in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 21, 2013. For awards subject to performance conditions, the values shown are based upon the probable outcome of such conditions as of the grant date.

(3)
Reflects the aggregate grant date fair value of option awards computed in accordance with ASC 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 21, 2013.

(4)
Reflects the amount earned by each named executive officer under our short-term incentive compensation program for the applicable fiscal year. For additional information on our short-term incentive compensation program, see the section entitled "2012 Executive Compensation Components—Short-Term Incentive Compensation" in the Compensation Discussion and Analysis included in this Proxy Statement.

(5)
Reflects Company matching contributions to the 401(k) plan for the named executive officer. For Mr. Pauwels and Mr. Stratemeier, this column also reflects relocation expenses.

(6)
Information for fiscal 2010 is not included for Mr. Pauwels who was appointed an executive officer during fiscal year 2011.

 2012 GRANTS OF PLAN BASED AWARDS TABLE

        The following table shows the stock options and stock awards granted to our named executive officers in fiscal year 2012 (in respect of performance in fiscal year 2011) and the estimated future possible payouts under our short-term incentive compensation program for fiscal year 2012.

						Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)								Exercise Price or Base Price of Option Awards ($/sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)(5)
Name (a)	Grant Date (b)	Approval Date	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Target (#) (g)		Maximum (#) (h)
Francois Nader	2/7/2012	2/7/2012	—	—	—	107,700	(4)	—	—	—	8.21	531,940
	2/7/2012	2/7/2012	—	—	—	60,900	(2)	—	—	—	—	499,989
	2/7/2012	2/7/2012	—	—	—	60,900	(3)	—	—	—	—	499,989
	n/a	n/a	220,096	440,192	660,288	—		—	—	—	—
Luke Beshar	2/7/2012	2/7/2012	—	—	—	47,500	(4)	—	—	—	8.21	234,607
	2/7/2012	2/7/2012	—	—	—	26,900	(2)	—	—	—	—	220,849
	n/a	n/a	89,769	179,538	269,307	—		—	—	—	—
Roger Garceau	2/7/12	2/7/2012	—	—	—	39,600	(4)	—	—	—	8.21	195,588
	2/7/12	2/7/2012	—	—	—	22,400	(2)	—	—	—	—	183,904
	2/7/12	2/7/2012	—	—	—	23,100	(2)	—	—	—	—	189,651
	n/a	n/a	74,054	148,109	222,163	—		—	—	—	—
Eric Pauwels	2/7/2012	2/7/2012	—	—	—	25,900	(4)	—	—	—	8.21	127,923
	2/7/2012	2/7/2012	—	—	—	14,600	(2)	—	—	—	—	119,866
	n/a	n/a	71,000	142,000	213,000	—		—	—	—	—
Edward Stratemeier	2/7/2012	2/7/2012	—	—	—	26,400	(4)	—	—	—	8.21	130,392
			—	—	—	14,900	(2)	—	—	—	—	122,329
	n/a	n/a	55,635	111,270	166,905	—		—	—	—	—

(1)
Reflects the possible threshold, target and maximum payment levels under our short-term incentive compensation program for awards with respect to the fiscal year ended December 31, 2012. These amounts vary based on the individual's current salary and position. Amounts actually earned in fiscal year 2011 are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table. For additional information, see the section entitled "Compensation Discussion and Analysis—2012 Executive Compensation Components—Short-Term Incentive Compensation" in this Proxy Statement.

(2)
These RSU awards, which were granted under our 2005 Omnibus Incentive Plan on February 7, 2012, vest one third on the first anniversary of date of grant, one third on the second anniversary of date of grant, and one third on the third anniversary of date of grant (. For additional information, see the section entitled "Compensation Discussion and Analysis—2012 Executive Compensation Components—Long-Term Incentive Compensation" in this Proxy Statement.

(3)
This performance based RSU award, which was granted to Dr. Nader under our 2005 Omnibus Inventive Plan, vests 50% on the date of the FDA approval of the NDA for Gattex and 50% on the date of the FDA approval of the BLA for Natpara, 50% vested on December 21, 2012, when the FDA approved the Gattex NDA. The performance must occur before July 31, 2014 or the grant expires.

(4)
Reflects stock options granted in 2012 to each named executive officer under our long-term incentive compensation program and includes a grant made on February 7, 2012 of 90,000 stock options to Dr. Nader pursuant to the terms of his employment agreement with the Company. These grants were made under our 2005 Omnibus Incentive Plan. Options granted in 2012 vest and become exercisable over four years as follows: 25% of the shares subject to the option vest after one year from date of grant, and the remaining 75% of the shares subject to the option vest 6.25% quarterly thereafter for three years. Vesting is generally contingent upon the named executive officer continuing to remain employed on the vesting date, subject to the terms of the Change in Control Severance Pay Plan, which provides for immediate vesting of stock options held by participating named executive officers in certain circumstances, as described in the section entitled "Potential Payments upon Termination or Change in Control" in this Proxy Statement. Options granted have a ten-year term, subject to earlier termination upon death, disability, or termination of employment. For additional information, see the section entitled "Compensation Discussion and Analysis—2012 Executive Compensation Components—Long-Term Incentive Compensation" in this Proxy Statement.

(5)
The amounts in this column do not reflect compensation actually received by the named executive officers nor do they reflect the actual value that will be recognized by the named executive officers. Instead, the amounts represent the full grant date fair value of awards calculated in accordance with ASC 718. For awards subject to performance conditions, the values shown are based upon the probable outcome of such conditions as of the grant date. The grant date fair value is the amount that we will expense in our financial statements over the award's vesting schedule. For stock awards, fair value is the closing price of a share of our common stock as quoted on the NASDAQ Global Market on the day of grant. The fair values for stock options are accounted for in accordance with ASC 718. For additional information on the valuation assumptions, see footnote 10 to our audited financial statements, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

EMPLOYMENT AGREEMENTS

        We have entered into employment agreements with Drs. Nader and Garceau and Mr. Pauwels.

        Dr. Francois Nader.    On March 17, 2008, we entered into an Employment Agreement with Dr. Nader in connection with his appointment as Chief Executive Officer and President of the Company. The agreement has a three-year initial term and will automatically renew for successive one-year periods unless written notice of non-renewal is provided by either party at least 90 days prior to the expiration of the then current term. Dr. Nader's employment agreement was renewed for an additional one-year term on March 17, 2012.

        Under the agreement, Dr. Nader is entitled to: (i) receive an annual base salary of $475,000, subject to annual adjustment by the Compensation Committee; (ii) participate in our short-term incentive plan, with an annual target bonus opportunity of 60% of his base salary (which was subsequently increased to 80% by the Board), which is effective March 17, 2008; and (iii) receive an annual long-term incentive target award of 90,000 stock options, commencing April 1, 2008, which options are subject to the same four-year vesting schedule applicable to equity awards granted to our other executives and employees. Pursuant to the agreement, we also made the following one-time awards to Dr. Nader upon the commencement date of the agreement: (i) 50,000 restricted stock units, or RSUs, which vested in one-third increments on each anniversary of the grant date, and (ii) 100,000 non-qualified stock options, or NQSOs, which vest according to our standard four-year vesting schedule. Under the agreement, Dr. Nader is also entitled to receive all other benefits generally available to our other employees, such as medical and dental insurance benefits, long-term care insurance, short-term and long-term disability, life insurance, 401(k) plan contribution matching, 125 Cafeteria Plan, annual paid time off and holidays.

        Dr. Nader is also entitled to participate in our Change in Control Severance Pay Plan in the event that his employment is terminated or materially altered as a result of a change in control of NPS. The provisions of this plan are discussed in detail later in this Proxy Statement under the caption "Potential Payments upon Termination or Change in Control." In the event that Dr. Nader's employment is terminated by NPS without cause, as defined in his employment agreement, or if Dr. Nader terminates his employment for good reason, as defined in his employment agreement, in each case where a change in control of the Company has not occurred, Dr. Nader would be entitled to the following severance benefits: (i) payment of any previously earned but unpaid base salary; (ii) payment of any unpaid bonus for the calendar year prior to the year in which the termination occurred; (iii) severance in an amount equal to two times (2x) Dr. Nader's base salary at the time of termination; and (iv) immediate vesting of all options that would have vested within the two years following the date of his termination. Except as described in (iv) above, the treatment of Dr. Nader's outstanding equity awards upon a change in control or any termination of his employment is governed by the terms of the equity plans under which those awards were made and the terms of the respective award agreements. We also agreed to gross-up any payments to Dr. Nader under his employment agreement if such payments would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code such that the net amount retained by Dr. Nader after deduction of any such excise tax would be equal to the amount Dr. Nader would have received had there been no excise tax imposed on the payments. Going forward, the Compensation Committee has determined that it will not provide such tax gross-ups in any future compensation arrangements offered or agreed to by the Company. For additional information on the Compensation Committee's policy on tax gross-ups, see the section entitled "Compensation Discussion and Analysis—Policy on Tax Gross-ups" in this Proxy Statement.

        Dr. Nader's employment agreement was amended in January 2009 to (i) provide that Dr. Nader's annual award of 90,000 options would be granted on an annual basis rather than quarterly, and (ii) ensure that the agreement complies with Section 409A of the Internal Revenue Code or qualifies for an exemption thereunder.

        Dr. Roger Garceau.    On December 1, 2008 we entered into an Employment Agreement with Dr. Garceau in connection with his appointment as Chief Medical Officer of the Company. Under the agreement, Dr. Garceau is entitled to: (i) receive an annual base salary of $325,000, subject to annual adjustment by the Compensation Committee; (ii) participate in our short-term incentive plan with a target bonus opportunity of 35% of his base salary; and (iii) receive an annual long-term incentive award of stock options or other equity awards permitted under our equity plans, subject to the same four-year vesting schedule for equity awards granted to our other executives and employees. Pursuant to the agreement, we made a one-time award of 150,000 NQSOs to Dr. Garceau, which vests according to our standard four-year vesting schedule. Under the agreement, Dr. Garceau is also entitled to receive all other benefits generally available to our other employees, such as medical and dental insurance benefits, long-term care insurance, short-term and long-term disability, life insurance, 401(k) plan contribution matching, 125 Cafeteria Plan, annual paid time off, and holidays.

        Dr. Garceau is also entitled to participate in our Change in Control Severance Pay Plan in the event that his employment is terminated or materially altered as a result of a change in control of NPS. The provisions of this plan are discussed in detail later in this Proxy Statement under the caption "Potential Payments upon Termination or Change in Control." In the event that Dr. Garceau's employment is terminated by NPS without cause, as defined in the agreement, or if Dr. Garceau terminates his employment for good reason, as defined in the agreement, in each case where a change in control of the Company has not occurred, he would be entitled to the following severance benefits: (i) payment of any previously earned but unpaid base salary; (ii) payment of any unpaid bonus for the calendar year prior to the year in which the termination occurred; (iii) severance in an amount equal to one-and-one-half (1.5x) times his base salary at the time of termination; and (iv) Dr. Garceau's vested options would remain exercisable according to the provisions of the plan under which the options were granted.

        Mr. Eric Pauwels.    On September 9, 2011, we entered into an Employment Agreement with Mr. Pauwels in connection with his appointment as Chief Commercial Officer of the Company. Under the agreement, Mr. Pauwels is entitled to: (i) receive an annual base salary of $355,000, subject to annual adjustment by the Compensation Committee; (ii) participate in our short-term incentive plan with a target bonus opportunity of 40% of his base salary; and (iii) receive an annual long-term incentive award of stock options or other equity awards permitted under our equity plans, subject to the same four-year vesting schedule for equity awards granted to our other executives and employees. Pursuant to the agreement, we (x) provided a $100,000 sign-on bonus, (y) made a one-time award of 160,000 NQSOs to Mr. Pauwels, which vests according to our standard four-year vesting schedule, and (z) made a one-time award of 10,000 restricted stock units to Mr. Pauwels, which vests on the third anniversary of the date of grant. Under the agreement, Mr. Pauwels is also entitled to receive all other benefits generally available to our other employees, such as medical and dental insurance benefits, long-term care insurance, short-term and long-term disability, life insurance, 401(k) plan contribution matching, 125 Cafeteria Plan, annual paid time off, and holidays.

        Mr. Pauwels is also entitled to participate in our Change in Control Severance Pay Plan in the event that his employment is terminated or materially altered as a result of a change in control of NPS. The provisions of this plan are discussed in detail later in this Proxy Statement under the caption "Potential Payments upon Termination or Change in Control." In the event that Mr. Pauwels' employment is terminated by NPS without cause, as defined in the agreement, or if Mr. Pauwels terminates his employment for good reason, as defined in the agreement, in each case where a change in control of the Company has not occurred, he would be entitled to the following severance benefits: (i) payment of any previously earned but unpaid base salary; (ii) payment of any unpaid bonus for the calendar year prior to the year in which the termination occurred; (iii) severance in an amount equal to one-and-one-half (1.5x) times his base salary at the time of termination; and (iv) Mr. Pauwels' vested options would remain exercisable according to the provisions of the plan under which the options were granted.

 OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2012

        The following table presents information about outstanding stock options and stock awards held by our named executive officers as of December 31, 2012. The table shows information about:

  •
  time-based stock options,

  •
  performance-based stock options, and

  •
  restricted stock unit awards.

        The market value of the stock awards is based on the closing price of our common stock as of December 31, 2012, the last business day of our last completed fiscal year, which was $9.10. For additional information, see the section entitled "Compensation Discussion and Analysis—2012 Executive Compensation Components—Long-Term Incentive Compensation" in this Proxy Statement.

		Option Awards						Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1) (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Francois Nader	6/5/2006	100,000	—	—		5.73	6/5/2016	—		—
	7/17/2006	8,875	—	—		4.07	7/17/2016	—		—
	10/16/2006	8,875	—	—		4.50	10/16/2016	—		—
	1/16/2007	8,875	—	—		4.37	1/16/2017	—		—
	4/16/2007	8,875	—	—		4.31	4/16/2017	—		—
	7/2/2007	64,500	—	—		4.13	7/2/2017	—		—
	7/16/2007	18,750	—	—		4.42	7/16/2017	—		—
	9/10/2007	94,714	—	—		4.29	9/10/2017	—		—
	10/15/2007	18,750	—	—		4.10	10/15/2017	—		—
	1/15/2008	18,750	—	—		3.93	1/15/2018	—		—
	3/17/2008	100,000	—	—		3.85	3/17/2018	—		—
	4/15/2008	22,500	—	—		3.60	4/15/2018	—		—
	7/15/2008	22,500	—	—		5.05	7/15/2018	—		—
	10/15/2008	22,500	—	—		5.85	10/15/2018	—		—
	1/15/2009	22,050	450	—		6.16	1/15/2019	—		—
	1/20/2009	112,500	7,500	—		5.71	1/20/2019	—		—
	1/20/2009	92,626	—	—		5.71	1/20/2019
	2/12/2010	61,875	28,125	—		3.25	2/12/2020	—		—
	2/19/2010	6,875	3,125	—		3.34	2/19/2020	—		—
	2/19/2010	101,250	168,750	67,500	(2)	3.34	2/19/2020	—		—
	2/17/2011	62,125	79,875	—		8.25	2/17/2021	—		—
	2/7/2012	—	107,700	—		8.21	2/7/2022	—		—
	2/19/2010							50,000	(3)	455,000
	2/7/2012							60,900	(4)	554,190
	2/7/2012							30,450	(5)	277,095
Luke Beshar	11/20/2007	150,000	—	—		4.05	11/20/2017	—		—
	10/15/2008	12,310	—	—		5.85	10/15/2018	—		—
	1/20/2009	42,187	2,813	—		5.71	1/20/2019	—		—
	1/20/2009	29,250	—	—		5.71	1/20/2019	—		—
	2/19/2010	27,500	12,500	—		3.34	2/19/2020	—		—
	2/19/2010	43,124	71,876	28,750	(2)	3.34	2/19/2020	—		—
	2/17/2011	25,154	32,346	—		8.25	2/17/2021	—		—
	2/7/2012	—	47,500	—		8.21	2/7/2022	—		—
	2/19/2010							20,000	(3)	182,000
	2/7/2012							26,900	(4)	244,790

		Option Awards						Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1) (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Roger Garceau	12/11/2008	9,375	—	—		5.98	12/11/2018	—		—
	2/19/2010	37,812	17,188	—		3.34	2/19/2020	—		—
	2/19/2010	75,000	125,000	50,000	(2)	3.34	2/19/2020	—		—
	2/17/2011	24,062	30,938	—		8.25	2/17/2021	—		—
	2/7/2012	—	39,600	—			2/7/2022	—		—
	2/19/2010							27,500	(3)	250,250
	2/7/2012							22,400	(4)	203,840
	2/7/2012							23,100	(4)	210,210
Eric Pauwels	10/17/2011	40,000	120,000	—		6.92	10/17/2021	—		—
	2/7/2012	—	25,900	—		8.21	2/7/2022	—		—
	9/26/2011							10,000	(6)	91,000
	2/7/2012							14,600	(4)	132,860
Edward Stratemeier	10/19/2009	75,000	25,000	—		3.60	10/19/2019	—		—
	2/19/2010	33,750	56,250	22,500	(2)	3.34	2/19/2020	—		—
	5/7/2010	31,250	18,750	—		6.16	5/7/2020	—		—
	2/17/2011	9,843	12,657	—		8.25	2/17/2021	—		—
	2/7/2012	—	26,400	—		8.21	2/7/2022	—		—
								14,900	(4)	135,590

(1)
Unless otherwise indicated, (i) stock options granted after January 1, 2009 vest and become exercisable over four years as follows: 25% of the shares subject to the option vest on the one year anniversary of the date of grant, and 6.25% of the shares subject to the option vest every three months for the following three years, and (ii) stock options granted before January 1, 2009 vest and become exercisable over four years as follows: 28% of the shares subject to the option vest on the one year anniversary of the date of grant, and 2% of the shares subject to the option vest monthly for the following three years. Options granted have a ten-year term, subject to earlier termination upon death, disability, or termination of employment.

(2)
Reflects the maximum number of shares that can be earned pursuant to performance-based stock options granted during fiscal year 2010. The performance-based options vest upon the achievement of certain performance targets. For additional information about the vesting terms of these performance-based stock options, see the section entitled "Compensation Discussion and Analysis—2010 Executive Compensation Components—Long-Term Incentive Compensation—2010 LTI Awards" in Company's Proxy Statement for its 2011 annual meeting of stockholders.

(3)
Reflects time-based RSU awards granted in fiscal year 2010 under our 2005 Omnibus Incentive Plan. These RSU awards vest on the third anniversary of the date of grant (February 19, 2013).

(4)
Reflects time-based RSU awards granted in fiscal year 2012 under our 2005 Omnibus Incentive Plan. These RSU awards vest as follows: one third each year on the date of grant for three years.

(5)
Reflects performance-based RSU awards granted in fiscal year 2012 under our 2005 Omnibus Incentive Plan. These RSU awards vest on the date of the FDA approval of the BLA for Natpara. The performance must occur before July 31, 2014 or the grant expires.

(6)
Reflects a time-based RSU award granted in fiscal year 2011 under our 2005 Omnibus Incentive Plan pursuant to the terms of Mr. Pauwels' employment agreement. This RSU award vests on the third anniversary of the date of grant, which is September 26, 2014.

 OPTION EXERCISES AND STOCK VESTED IN 2012

        The following table presents information for our named executive officers on the number of shares acquired upon the exercise of stock options and the vesting of stock awards in the form of RSUs during fiscal year 2012 and the value realized before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)(2)
Francois Nader(3)	—	—	30,450	277,095
Luke Beshar	—	—	—	—
Roger Garceau(4)	140,625	497,813	—	—
Eric Pauwels	—	—	—	—
Edward Stratemeier	—	—	—	—

(1)
The amount in this column reflects the aggregate dollar amount realized upon exercise of the options determined by the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(2)
The amount in this column reflects the aggregate dollar amount realized upon the vesting of stock determined by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.

(3)
On February 7, 2012, Dr. Nader received a performance-based award of 60,900 RSUs. The RSUs vest 50% upon the FDA approval of the Gattex NDA and 50% upon the FDA approval of the Natpara BLA. 50% of the award vested on December 21, 2012, when the FDA approved the Gattex NDA.

(4)
Pursuant to a 10b5-1 plan, 140,625 of Dr. Garceau's stock options were exercised on October 3, 2012.

PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION

        Our named executive officers do not receive any compensation in the form of pension benefits or nonqualified deferred compensation.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The following narrative and table summarize the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a named executive officer at, following, or in connection with the termination of employment of the named executive officer, including a change in control of the Company. For purposes of the quantitative disclosure in the following table, we have assumed that the termination took place on December 31, 2012, the last business day of our last completed fiscal year, and that the price per share of our common stock is the closing market price on the NASDAQ stock market as of that date, or $9.10.

        Our named executive officers may be entitled to payments and other benefits upon separation from the Company under employment agreements, employment offer letters, our equity compensation plans, and our Change in Control Severance Pay Plan. A summary of each of our contractual severance arrangements is provided below.

        Employment Agreements.    We have entered into employment agreements with Dr. Francois Nader, our President and Chief Executive Officer, Dr. Roger Garceau, our Chief Medical Officer, and Mr. Eric Pauwels, our Chief Commercial Officer. A summary of the type of severance benefits provided under each of these employment agreements is provided above in the section of this Proxy entitled "Executive Compensation—Employment Agreements."

        Employment Offer Letters.    We provide severance benefits to our other named executive officers as part of each executive's employment offer letter on a case-by-case basis. In light of the volatility of our business, we offered severance benefits through an employment offer letter to Mr. Beshar.

        Our employment offer letter to Mr. Beshar provides him with the following severance following (i) a termination without cause (as defined in the letter) by the Company, or (ii) a termination by the executive for good reason (as defined in the letter), in each case where a change in control of the Company has not occurred:

  •
  Severance pay equal to the executive's monthly base salary at the time of termination for a period of eighteen months; and

  •
  Reimbursement for the total premium cost for medical and dental benefits under COBRA for a period of eighteen months or until the executive secures other benefits, whichever occurs first.

        In 2008, Mr. Beshar's employment offer letter was amended to ensure compliance with Section 409A of the Internal Revenue Code or to qualify for an exemption thereunder.

        Change in Control Severance Pay Plan.    We have adopted a Change in Control Severance Pay Plan that provides severance benefits to named executive officers whose employment is terminated following a change in control of NPS. Under this plan, if at any time within 24 months following a change in control of NPS, the executive terminates his or her employment with the Company for good reason, such as a material reduction in the executive's title, authority, base pay, or relocation of the executive's job location or any other event which materially alters the executive's job prospects within the Company, or if NPS terminates the executive's employment for other than cause, death or permanent disability, the executive is entitled to receive the following severance benefits:

  •
  Severance pay in an amount equal to the sum of the executive's annual base salary and target short-term incentive divided by 12 and multiplied by the severance period. The severance period is 24 months for the CEO and 18 months for all other named executive officers;

  •
  Reimbursement for the total premium cost for medical and dental benefits under COBRA for such executive's severance period or until such executive secures comparable benefits, whichever occurs first; and

  •
  Accelerated vesting for awards granted on or after February 13, 2013 and an extended exercise period for all vested options for the longer of the executive's severance period and such other period as the executive may be entitled under any Company equity plan or award agreement.

        In the case of Dr. Nader, Dr. Garceau and Mr. Pauwels, receipt of any such benefits would be in lieu of any other severance benefits to which they may be entitled under their respective employment agreements.

        A "Change-in-Control" under the plan includes: (i) a dissolution, liquation, or sale of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, (iii) a reverse merger in which the Company is the surviving entity but the shares of the Company's common stock outstanding prior to the merger are converted by virtue of the merger into other property, (iv) an event such as a merger or acquisition where the Company is the surviving entity, but other elements of a change in control are present, (v) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, or (vi) a transaction which the Board determines in its sole discretion constitutes a change in control.

        In November 2008, the Company amended the Change-in-Control Severance Pay Plan to add a modified economic cut-back provision. Under this provision, the severance benefits paid to a participant under the plan may be reduced by the Company under certain circumstances if necessary to avoid the excise tax under Section 4999 of the Internal Revenue Code.

        Paid Time Off Payment.    Under each termination of employment scenario described above, each named executive officer would be entitled to a payment for his accrued but unused paid time off days in accordance with Company policy. Under our policy, an executive or employee whose employment is terminated prior to the first anniversary of employment is not paid for accrued but unused paid time off days. After the first anniversary of employment, executives and employees are paid a maximum of 160 hours of accrued but unused paid time off days.

        Retirement Plan.    Our matching contributions to our executives' and employees' 401(k) retirement plan vest based on a two-year vesting schedule. As of December 31, 2012, our matching contributions to Drs. Nader and Garceau, and Messrs. Beshar and Stratemeier were fully-vested. Contributions on behalf of Mr. Pauwels were made in 2012; however these contributions have not vested. Because the Company does not enhance the benefits payable under its retirement plans if the employment of one of the named executive officers terminates, we do not report any amount in respect of these plans in the table below.

        Equity Plan Change in Control Provisions and Retirement Provisions.    Each of our equity plans under which equity awards have been granted to our named executive officers and employees provides for acceleration of vesting for outstanding equity awards held by the executive or employee at the time of a significant corporate transaction involving a change in control of NPS. The Amended 2005 Omnibus Plan provides that awards granted on or after February 13, 2013 will contain double trigger accelerated vesting provisions wherein after a change in control and (a) a material alteration of an award recipient's job prospects followed by termination of the award recipient's employment in accordance with the timing set forth in such plan or (b) an award recipient's involuntary termination of service other than for cause or death or permanent disability, the unvested awards immediately vest and will be exercisable until the later of (i) twenty-four months from the effective date of such termination or (ii) the time specified in the award agreement during which the award recipient's award is exercisable following termination of service; provided that in no event shall an award be exercisable after the expiration of its term. Awards granted prior to February 13, 2013 will continue to contain a single-trigger accelerated vesting provision, which provides that in the event of a specified type of merger or other corporate reorganization, the time during which awards outstanding under the plan become vested shall be accelerated and all outstanding awards shall become immediately exercisable upon such event. None of our named executive officers is currently eligible for retirement as of December 31, 2012.

        For the purposes of our equity compensation plans, a "corporate transaction involving a change in control" includes (a) a merger or consolidation in which the Company is not the surviving corporation, (b) a merger in which the Company is the surviving corporation but in which our common stock is converted to other property or securities, (c) a corporate event where the Company is technically the surviving entity, but where other elements of a change in control are present, such as a change in the management or directors of the Company, (d) a transaction designated as such by the board of directors and (e) any capital reorganization in which more than 50% of the Company's common stock is exchanged.

COMPANY SEPARATION AGREEMENTS

        Under each termination of employment scenario described above, other than for equity awards, each named executive officer would be required to enter into our standard separation agreement in order to receive the benefits described under the particular scenario. Subject to certain exceptions, the agreement contains customary provisions with respect to separation and, among other things, would require each named executive officer to continue to abide by the covenants made by the executive in the executive's Invention Assignment, Non-Disclosure and Non-Competition Agreement signed by the Company and the executive upon commencement of the executive's employment and would also require the executive to waive and release all claims against the Company which arise out of the executive's employment with the Company. Our separation agreement also requires the Company and the executive to continue to abide by the indemnity obligations contained in the Indemnity Agreement signed by the Company and the executive upon commencement of the executive's employment.

Payments and Benefits (a)	Resignation or Voluntary Termination ($) (b)	Termination for Cause ($) (c)	Change of Control ($) (d)(1)	Involuntary Termination Without Cause or Voluntary Termination for Good Reason Without Change in Control ($) (e)	Involuntary Termination Without Cause or Voluntary Termination for Good Reason After Change in Control ($) (f)
Francois Nader
Severance Pay	—	—	—	1,102,500	1,984,500
Medical Benefits Continuation				—	26,504	(2)
Payment for Accrued /Unused Paid Time Off	43,610	43,610		43,610	43,610
Tax Gross-Up					1,139,642	(3)
Stock Option Acceleration(4)	—	—	1,050,272	1,050,272	1,050,272
RSU Acceleration(4)	—	—	647,089	647,089	647,089
Total	43,610	43,610	1,697,361	2,843,471	4,891,617
Luke Beshar
Severance Pay	—	—	—	600,269	810,362
Medical Benefits Continuation				35,466	35,466	(5)
Payment for Accrued /Unused Paid Time Off	44,616	44,616		44,616	44,616
Stock Option Acceleration(4)	—	—	425,819	—	425,819
RSU Acceleration(4)	—	—	174,079	—	174,079
Total	44,616	44,616	599,898	680,351	1,490,342
Roger Garceau
Severance Pay	—	—	—	556,230	750,911
Medical Benefits Continuation				—	35,466	(5)
Payment for Accrued /Unused Paid Time Off	40,630	40,630		40,630	40,630
Stock Option Acceleration(4)	—	—	516,741	—	516,741
RSU Acceleration(4)	—	—	290,436	—	290,436
Total	40,630	40,630	807,177	596,860	1,634,184
Eric Pauwels
Severance Pay	—	—	—	532,500	745,500
Medical Benefits Continuation				—	35,466	(5)
Payment for Accrued /Unused Paid Time Off	14,695	14,695		14,695	14,695
Stock Option Acceleration(4)	—	—	564,437	—	564,437
RSU Acceleration(4)	—	—	129,441	—	129,441
Total	14,695	14,695	693,878	547,195	1,489,539
Edward Stratemeier
Severance Pay	—	—	—		620,627
Medical Benefits Continuation					26,504	(5)
Payment for Accrued /Unused Paid Time Off	5,241	5,241		5,241	5,241
Stock Option Acceleration(4)	—	—	332,429	—	332,429
RSU Acceleration(4)	—	—	89,405	—	89,405
Total	5,241	5,241	421,834	5,241	1,074,206

(1)
The amount shown reflects the acceleration of option awards and restricted stock unit awards in connection with a change of control of the Company pursuant to the terms of our equity compensation plans.

(2)
The amount shown assumes that the Company pays continued medical and dental benefits for twenty-four months.

(3)
The amount shown is calculated as of December 31, 2012.

(4)
Reflects the dollar amount that would be recognized for financial statement reporting purposes.

(5)
The amount shown assumes that the Company pays continued medical and dental benefits for the full eighteen months.

DIRECTOR COMPENSATION

2012 Director Compensation

        Our director compensation program is designed to (i) help the Company continue to attract and retain qualified candidates to serve on the Company's Board and (ii) result in a level of director compensation that is consistent with that paid by other companies in the market for directors of like quality and experience.

        The Compensation Committee retained Pearl Meyer to assist it in its review of director compensation practices, including the competitiveness of pay levels, compensation design issues, market trends, and technical considerations. After considering Pearl Meyer's recommendations, the Board modified certain elements of director compensation to bring these elements more in-line with market practices. From January 1, 2012, to February 6, 2012, Directors were compensated under the "2007 Director Compensation Program". Effective February 7, 2012, the following elements of director compensation were modified:

  •
  The annual retainer fee, including fees for chairing the Board and committees, will be paid in cash unless a director instead elects to receive deferred stock units;

  •
  Meeting attendance fees were eliminated;

  •
  In lieu of meeting attendance fees, the annual retainer fee was increased to $60,000;

  •
  The non-retainer annual equity award was increased to a value of $125,000;

  •
  The non-retainer annual equity award was paid in restricted stock units vesting fully in one year unless a director instead elects to receive deferred stock units; and

  •
  The initial stock option grant for new directors was increased to 56,500 shares.

        A detailed presentation of the fees a non-employee director was eligible to earn for service on the Board in 2012 is set forth below:

TYPE OF FEE	AMOUNT
Annual Retainer (payable quarterly in cash or DSUs)	$60,000
Board Chairman Annual Retainer (payable quarterly in cash or DSUs)	$30,000
Committee Chair Annual Retainer (payable quarterly in cash or DSUs)	$10,000
Non-retainer Fees (payable annually in RSUs or DSUs)	$125,000

        Annual Board, Chairman of the Board and Committee Chair retainers were made in four (4) equal quarterly installments on each January 15th, April 15th, July 15th, and October 15th (or the following business day if the 15th does not fall on a business day). The fees were paid in cash or deferred stock units, per each Board member's individual election. For 2012, the number of deferred stock units issuable to a non-employee director each quarter for his or her non-retainer equity award equaled the quotient obtained by dividing the total quarterly installment payable in deferred stock units for that quarter, by the closing price of a share of our common stock on the NASDAQ Stock Market on the installment due date. The deferred stock units represent the right to receive one share of our common stock for each deferred stock unit upon (1) the director's separation from service on the Board, (2) death, (3) disability, or (4) the sale of substantially all the assets of the Company.

        The non-retainer fees were paid in deferred stock units or restricted stock units, per each Board member's individual election, at such time as the Board decided in its sole discretion. For 2012, the non-retainer fees were paid on February 7, 2012. The number of deferred stock units or restricted stock units issuable to a non-employee director for his or her non-retainer equity award equaled the quotient obtained by dividing $125,000, the total annual installment payable in deferred stock units for that quarter, by the closing price of a share of our common stock on the NASDAQ Stock Market on the installment due date. The deferred stock units represent the right to receive one share of our common stock for each deferred stock unit upon (1) the director's separation from service on the Board, (2) death, (3) disability, or (4) the sale of substantially all the assets of the Company.

        Each of our equity plans under which stock options have been granted to our directors provides for the immediate acceleration of vesting for outstanding equity awards held by the director at the time of a significant corporate transaction involving a change in control of the Company. In addition, such plans provide for an extension of the option exercise period until the later of 24 months from the date of the corporate transaction or the time specified in the option agreement, provided that no option can be exercised after the expiration of its term.

        For the purposes of our equity compensation plans, a "corporate transaction involving a change in control" includes (a) a merger or consolidation in which the Company is not the surviving corporation, (b) a merger in which the Company is the surviving corporation but in which our common stock is converted to other property or securities, (c) a corporate event where the Company is technically the surviving entity, but where other elements of a change in control are present, such as a change in the management or directors of the Company, (d) a transaction designated as such by the board of directors and (e) any capital reorganization in which more than 50% of the Company's common stock is exchanged.

        The following table sets forth certain information relating to director compensation for each director that was not a named executive officer for the year ended December 31, 2012.

2012 DIRECTOR COMPENSATION TABLE

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards(1) ($) (c)	Option Awards(2) ($) (d)	Total ($) (h)
Michael W. Bonney	70,000	140,624		210,624
Colin Broom	60,000	143,812		203,812
Georges Gemayel	—	35,440	236,231	271,671
Pedro Granadillo	70,000	140,624		210,624
James G. Groninger	60,000	140,624		200,624
Donald E. Kuhla(3)	22,912	140,624		163,536
Rachel R. Selisker	70,000	140,624		210,624
Peter G. Tombros	120,000	140,624		260,624

(1)
The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with ASC 718 of awards of deferred stock units made to non-employee directors for the fiscal year ended December 31, 2012. The fair value of awards of deferred stock units to non-employee directors is the closing price of our common stock on the date of grant. Additional information about the assumptions used in the calculation of these amounts is included in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 21, 2013. Our non-employee directors had the following deferred stock units outstanding as of December 31, 2012: Mr. Bonney (141,818); Dr. Broom (29,759); Dr. Gemayel (3,985); Mr. Granadillo (10,459); Mr. Groninger (121,039); Ms. Selisker (144,074); and Mr. Tombros (155,879). Our non-employee directors also had the following restricted stock units outstanding as of December 31, 2012: Mr. Bonney (15,225);

  Dr. Broom (15,225); Mr. Granadillo (15,225); Mr. Groninger (15,225); Ms. Selisker (15,225); and Mr. Tombros (15,225).

(2)
There were no option awards granted to the directors during 2012 except to Dr. Gemayel. The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with ASC 718 of awards of deferred stock units made to non-employee directors for the fiscal year ended December 31, 2012. The fair value of option awards is the closing price of our common stock on the date of grant. Additional information about the assumptions used in the calculation of these amounts is included in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 21, 2013. Our non-employee directors had the following options outstanding as of December 31, 2012: Mr. Bonney (36,000); Dr. Broom (36,000); Dr. Gemayel (56,500); Mr. Granadillo (36,000); Mr. Groninger (42,000); Ms. Selisker (36,000); and Mr. Tombros (42,000).

(3)
Dr. Kuhla retired from the Board on May 16, 2012.

2013 Director Compensation

        For 2013, the Compensation Committee retained Pearl Meyer to assist it in its review of director compensation practices, including the competitiveness of pay levels, compensation design issues, market trends, and technical considerations. After considering Pearl Meyer's recommendations, the Board made no changes to director compensation practices.

 EQUITY COMPENSATION PLAN INFORMATION

        As of March 7, 2013, there were 8,820,943 shares subject to issuance upon exercise of outstanding options under all of our equity compensation plans referred to in the table below, at a weighted average exercise price of $7.02, and with a weighted average remaining life of 7.20 years. As of March 7, 2013, there were a total of 701,436 shares subject to outstanding restricted stock and restricted stock unit awards that remain subject to forfeiture, 639,028 shares subject to outstanding deferred stock unit awards, and there were 1,795,802 shares available for future issuance under those plans.

        The following table sets forth information regarding outstanding awards and shares reserved for future issuance under our equity compensation plans as of December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	8,501,359	(1)	$6.75	(2)	3,712,322	(3)
Equity compensation plans not approved by security holders	None		N/A		None

Total	8,501,359	(1)	$6.75	(2)	3,712,322	(3)

(1)
Includes 1,112,133 shares of common stock issuable upon the vesting of restricted stock, restricted stock unit awards and deferred stock unit awards granted under our 2005 Omnibus Incentive Plan. The remaining balance consists of shares of common stock issuable upon the exercise of outstanding stock options granted under our 2005 Omnibus Incentive Plan and 1998 Stock Option Plan. Shares available for issuance under the 2005 Omnibus Incentive Plan may become subject to stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, or other equity awards, with such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and other limitations as determined by the Compensation Committee.

(2)
The weighted-average exercise price does not take into account shares of common stock issuable upon vesting of outstanding restricted stock or restricted stock units or deferred stock units, which have no exercise price.

(3)
Includes 402,522 shares of common stock available for issuance under the Company's employee stock purchase plan. Potential future awards of deferred stock units are not included as such awards are based on compensation payable in lieu of cash compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock as of March 7, 2013, except as otherwise indicated, by:

  (a)
  all those known by us to be beneficial owners of more than five percent of our outstanding common stock;

  (b)
  each current director and nominee for director;

  (c)
  each of the named executive officers referenced in the Summary Compensation Table; and

  (d)
  all of our named executive officers and directors as a group.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percent of Total(1)
Beneficial Owners of More Than 5%
FMR LLC(2)	12,997,042	13.97%
82 Devonshire St.
Boston, MA 02109
Wellington Management Company, LLP(3)	8,427,915	9.06%
280 Congress Street
Boston, MA 02210
Columbia Wanger Asset Management, LLC(4)	6,099,600	6.55%
227 West Monroe Street, Suite 3000
Chicago, IL 60606
Takeda(5)	6,067,961	6.52%
Takeda Pharma A/S	3,640,770	3.91%
Takeda GmbH	2,427,184	2.61%
c/o Takeda Pharmaceuticals International GmbH
Thurgauerstrasse 130
8152 Glattpark-Opfikon (Zuerich)
Schwitzerland
BlackRock, Inc.(6)	5,319,682	5.72%
40 East 52nd Street
New York, NY 10022
The Vanguard Group(7)	5,032,804	5.41%
100 Vanguard Blvd.
Malvern, PA 19355
Directors and Named Executive Officers
Francois Nader(8)	1,417,914	1.50%
Luke Beshar(8)	461,960	*
Roger Garceau(8)	238,085	*
Edward Stratemeier(8)	222,453	*
Eric Pauwels(8)	69,412	*
Peter G. Tombros(9)	276,192	*
Michael W. Bonney(9)	202,406	*
Rachel R. Selisker(9)	185,474	*
James G. Groninger(10)	169,189	*
Colin Broom(9)	72,634	*
Pedro Granadillo(9)	20,250	*
Georges Gemayel(9)	14,125	*
All directors, nominees for director and executive officers as a group (14 persons)(11)	3,576,469	3.74%

*
Means less than 1%.

        The beneficial ownership table is based upon information supplied to us by our executive officers and directors and contained in Schedules 13D and 13G filed with the SEC by our principal stockholders. Where information is based on a Schedule 13D or 13G filing, the number of shares shown as beneficially owned is as of the date for which information was provided therein. Beneficial ownership is determined in accordance with SEC rules and generally includes shares over which a person has or shares voting or investment power. Shares subject to stock options that are presently exercisable or exercisable within 60 days of March 7, 2013, shares subject to restricted stock units that vest within 60 days of March 7, 2013 and shares represented by deferred stock units are deemed to be outstanding and to be beneficially owned by the person holding such options, restricted stock units or deferred stock units for the purpose of computing the percentage ownership of such person.

        The business address of each director and named executive officer listed above is 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

(1)
The calculation of percentage ownership for each listed beneficial owner is based upon the 93,055,419 shares of the Company's common stock issued and outstanding at March 18, 2013. Except as otherwise indicated, each of the persons and entities named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)
Based on information contained in the Schedule 13G/A filed on February 14, 2013 by FMR LLC ("FMR"), Edward C. Johnson 3d ("Johnson"), Fidelity Management & Research Company ("FMRC") and Fidelity Growth Company Fund ("FGCF"). FMRC, a wholly-owned subsidiary of FMR, is the beneficial owner of 12,997,042 shares as a result of acting as investment adviser to various investment companies (the "Funds"). Each of Johnson and FMR, through its control of FMRC and the Funds, has sole power to dispose of the 12,997,042 shares owned by the Funds. Neither Johnson nor FMR has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. FMRC carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(3)
Based on information contained in the Schedule 13G filed by Wellington Management Company, LLC ("Wellington Management") on February 14, 2013. Wellington Management, in its capacity as an investment adviser, may be deemed to beneficially own 8,427,915 shares of the Company which are held of record by clients of Wellington Management. Wellington Management has shared voting power over 7,002,905 shares and shared dispositive power over 8,427,915 shares.

(4)
Based on information contained in the Schedule 13G/A filed by Columbia Wanger Asset Management, LLC ("CWAM") on March 7, 2013. CWAM has sole voting power over 5,413,172 shares and sole dispositive power over 6,099,600 shares.

(5)
Pursuant to the Termination and Transition Agreement, dated as of March 18, 2013, the Company issued 2,427,184 shares to Takeda GmbH and 3,640,770 shares to Takeda Pharma A/S ("Takeda Pharma" and, together with Takeda GmbH, "Takeda") on such date . Based on information provided by Takeda in connection with such agreement, the Company understands that Takeda Pharma and Takeda GmbH are affiliates and, as such, each may be deemed to have beneficial ownership of the shares held by the other.

(6)
Based on information contained in the Schedule 13G/A filed by Blackrock, Inc. ("Blackrock") on February 5, 2013.

(7)
Based on information contained in the Schedule 13G filed by The Vanguard Group, Inc. ("Vanguard") on February 13, 2013. Vanguard, in its capacity as parent holding company, may be deemed to beneficially own 5,032,804 shares of the Company. Vanguard has shared voting and dispositive power over 118,878 shares and sole voting and dispositive power over 4,913,926 shares. Vanguard Fiduciary Trust Company ("VFTC") is the beneficial owner of 118,878 shares as a result of its serving as investment manager of collective trust accounts and Vanguard Investments

  Australia, Ltd. ("VIA") is the beneficial owner of 2,800 shares as a result of its serving as investment manager of Australian investment offerings. VFTC and VIA are wholly-owned subsidiaries of Vanguard.

(8)
These figures include shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 7, 2013, as follows: 1,222,388 for Dr. Nader; 420,714 for Mr. Beshar; 204,274 for Dr. Garceau; 192,036 for Mr. Stratemeier; and 66,475 for Mr. Pauwels.

(9)
These figures include (i) shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 7, 2013, as follows: 37,500 for Mr. Tombros, 31,500 for Mr. Bonney, 31,500 for Ms. Selisker, 33,750 for Dr. Broom, 20,250 for Mr. Granadillo, 14,125 for Dr. Gemayel, and; (ii) shares represented by deferred stock units as follows: 171,067 for Mr. Tombros, 157,006 for Mr. Bonney, 144,074 for Ms. Selisker, 29,759 for Dr. Broom, 10,459 for Mr. Granadillo, and 5,624 for Dr. Gemayel. Includes 32,000 shares held by a foundation of which Mr. Tombros is a trustee. Mr. Tombros disclaims beneficial ownership over these shares.

(10)
Includes 750 shares held by Mr. Groninger's spouse, for which he disclaims beneficial ownership. Also includes 121,039 shares represented by deferred stock units and 37,500 shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 7, 2013.

(11)
Includes 2,515,549 shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 7, 2013 and 639,028 shares represented by deferred stock units. All of the shares of common stock with respect to which our directors, director nominees and named executive officers share voting or investment power or disclaim beneficial ownership are described above.

Rule 10b5-1 Plans

        We have adopted a policy and implemented procedures that would allow directors, officers and employees to effect sales of our securities pursuant to Rule 10b5-1 of the Exchange Act. Under this rule, our directors, officers and employees may adopt a prearranged written trading plan that provides for the purchase or sale of our securities on specified conditions. Any of our officers, directors or employees may adopt, from time to time, a written trading plan meeting the requirements of Rule 10b5-1; provided that any such Rule 10b5-1 plan must be pre-approved by our General Counsel.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC initial reports of ownership and changes in ownership of our common stock. Officers, directors and 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file with the SEC.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our directors and officers that no other reports were required, we believe that all of these filing requirements were timely satisfied by our directors, officers and 10% stockholders during the fiscal year ended December 31, 2012.

 REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

        We maintain policies and procedures relating to the review, approval or ratification of transactions in which NPS is a participant and in which any of our directors, executive officers, 5% stockholders or their family members have a direct or indirect material interest. We refer to these individuals and entities in this Proxy Statement as related persons. Our Code of Business Conduct and Ethics, which is available under the Investors tab on our website at www.npsp.com, prohibits our directors, executive officers, and employees and in some cases, their family members, from engaging in specified activities without prior written consent from the General Counsel. These activities typically relate to situations where an NPS employee, and in some cases, an immediate family member, may have significant financial or business interests in another company competing with or doing business with NPS, or who stands to benefit in some way from such a relationship or activity. Members of our Board of Directors are also required to disclose potential conflicts of interest to us for evaluation.

        Each year, we require our directors and executive officers to complete a questionnaire, among other things, to identify any transactions or potential transactions with us in which a director or an executive officer or one of their family members or associated entities has an interest. We also require that directors and executive officers notify us of any changes during the course of the year to the information provided in the annual questionnaire as soon as possible. In addition, the Board annually determines the independence of directors based on a review by the Board and the Nominating and Governance Committee as described under the section above captioned "Independence of Board". The Audit Committee of our Board of Directors, pursuant to its charter, has responsibility for reviewing and approving in advance any related person transactions as defined under SEC regulations.

        Other than compensation arrangements and other arrangements described under the sections above captioned "Executive Compensation" and "Director Compensation," since January 1, 2012, there was not, nor is there currently proposed, any transaction or series of similar transactions to which we are or will be a party:

  •
  in which the amount involved exceeded or will exceed $120,000; and

  •
  in which any director, nominee, executive officer, holder of more than 5% of our ordinary shares or any member of their immediate family had or will have a direct or indirect material interest.

 OTHER MATTERS

        We will provide to each stockholder, without charge and upon written request, a copy of our Annual Report on Form 10-K and any exhibit thereto. Any such written request should be directed to the office of our General Counsel at 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

        The Board of Directors does not know of any matters that will be presented for consideration at the Annual Meeting other than those set forth herein and in the notice accompanying this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Edward Stratemeier Senior Vice President, Legal Affairs, General Counsel and Corporate Secretary

April 3, 2013

Appendix A

2005 Omnibus Incentive Plan

NPS Pharmaceuticals, Inc.

As amended through May 7, 2013 (subject to stockholder approval)

Article 1. Establishment, Purpose, and Duration

        1.1    Establishment.    NPS Pharmaceuticals, Inc., a Delaware corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

        This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

        This Plan was originally effective on May 12, 2005 (the "Effective Date"). The Plan is hereby amended and restated effective March 26, 2013, provided, however, that the amendments to Articles 4 and 12 shall be effective May 7, 2013 with respect to Awards granted on or after such date, subject to stockholder approval on such date. The Plan shall remain in effect as provided in Section 1.3 hereof.

        1.2    Purpose of this Plan.    This Plan has been established by the Company to provide a means by which Employees, Directors, and Third Party Service Providers of the Company and its Subsidiaries and Affiliates may be given the opportunity to benefit from increases in the value of Shares through the granting of Awards under this Plan. The Company seeks to (a) retain the services of present Employees, Directors, and Third Party Service Providers; (b) secure and retain the services of new Employees, Directors, and Third Party Service Providers; and, (c) provide incentives for such persons to exert maximum efforts for the success of the Company and thereby promote the long-term interests of the Company, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

        1.3    Duration of this Plan.    Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

Article 2. Definitions

        Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

        2.1   "Affiliate" shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

        2.2   "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 4.3.

        2.3   "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

        2.4   "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

        2.5   "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        2.6   "Board" or "Board of Directors" means the Board of Directors of the Company.

        2.7   "Cash-Based Award" means an Award, denominated in cash, granted to a Participant as described in Article 10.

        2.8   "Cause" means (i) an act of material dishonesty by the Participant in connection with the Participant's responsibilities as an Employee, Director, or Third Party Service Provider, (ii) the Participant's conviction of, or plea of nolo contendere to, a felony, (iii) the Participant's gross misconduct in connection with the Participant's responsibilities as an Employee, Director, or Third Party Service Provider, (iv) the Participant's violation of the written policies and procedures of the Company, a Subsidiary or an Affiliate, as applicable; or (v) the Participant's continued failure to perform his or her responsibilities as an Employee, Director, or Third Party Service Provider after the Participant has received a written demand for such performance.

        2.9   "Change in Control" shall have the meaning ascribed to the term in Article 18.

        2.10 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

        2.11 "Committee" means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The Committee shall be composed of not fewer than two members. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        2.12 "Company" means NPS Pharmaceuticals, Inc., a Delaware corporation, and any successor thereto as provided in Article 19 herein.

        2.13 "Covered Employee" means any salaried Employee who is or may become a "Covered Employee," as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

        2.14 "Director" means any individual who is a member of the Board of Directors of the Company.

        2.15 "Effective Date" has the meaning set forth in Section 1.1.

        2.16 "Employee" means any person designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

        2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        2.18 "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing price of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

        2.19 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

        2.20 "Full Value Award" means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

        2.21 "Grant Price" means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

        2.22 "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

        2.23 "Insider" shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

        2.24 "Involuntary Termination" means the termination of employment or service of the Participant after a Change in Control other than for Cause.

        2.25 "Materially Altered" means without the Participant's written consent, (i) a material reduction in the Participant's authority, duties or responsibilities relative to the Participant's authority, duties or responsibilities in effect prior to such reduction where such reduction was imposed without Cause, (ii) a material diminution in the Participant's base compensation, where such reduction was imposed without Cause, or (iii) a material change in the geographical location at which the Participant must perform his or her duties as an Employee of the Company. For the avoidance of doubt, "Materially Altered" shall only apply to Employees.

        2.26 "Nonemployee Director" means a Director who is not an Employee.

        2.27 "Nonemployee Director Award" means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

        2.28 "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

        2.29 "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

        2.30 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

        2.31 "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

        2.32 "Participant" means any eligible individual as set forth in Article 5 to whom an Award is granted.

        2.33 "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

        2.34 "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

        2.35 "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

        2.36 "Performance Share" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

        2.37 "Performance Unit" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

        2.38 "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

        2.39 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        2.40 "Plan" means the NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan.

        2.41 "Plan Year" means the Company's fiscal year.

        2.42 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8.

        2.43 "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

        2.44 "Share" means a share of common stock of the Company, par value of $.001 per share.

        2.45 "Stock Appreciation Right" or "SAR" means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

        2.46 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

        2.47 "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

        2.48 "Third Party Service Provider" means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

Article 3. Administration

        3.1    General.    The Plan shall be administered by or under the direction of the Board unless and until the Board delegates administration to a Committee. The Board may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Board, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Board shall be final and binding upon the Participants, the Company, and all other interested individuals.

        3.2    Authority of the Board.    The Board shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Board may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 16, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

        3.3    Delegation.

        (a)   The Board may delegate administration of the Plan to the Committee. All members of the Committee shall be Nonemployee Directors, to the extent necessary to comply with the applicable provisions of Rule 16b-3, Section 162(m) and the listing requirements of the Nasdaq Stock Market. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall in such event, be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

        (b)   The Board may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Board or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Board or such individuals may have under this Plan. The Board may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Board: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Board shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Board regarding the nature and scope of the Awards granted pursuant to the authority delegated.

 Article 4. Shares Subject to this Plan and Maximum Awards

        4.1    Number of Shares Available for Awards.

        (a)   Subject to adjustment as provided in Section 4.4 herein, the aggregate number of Shares that may be issued or transferred to Participants under the Plan shall be equal to the sum of the following: (i) three million five hundred thousand (3,500,000) Shares, plus (ii) the number of Shares subject to outstanding Awards under the Plan as of May 7, 2013, plus (iii) the number of Shares remaining available for issuance under the Plan but not subject to previously exercised, vested or paid Awards as of May 7, 2013; provided that in no event shall the maximum aggregate number of Shares that may be issued or transferred under the Plan exceed twelve million six hundred fifty thousand (12,650,000) Shares (the "Share Authorization").

        (b)   The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be twelve million six hundred fifty thousand (12,650,000) Shares.

        4.2    Share Usage.    For each Share that is actually issued pursuant to a Full Value Award, the Share Authorization shall be reduced by one and one half Shares (i.e., on a 1:1.5 ratio) and for each Share that is actually issued pursuant to an Award other than a Full Value Award (other than an Award paid in cash), the Share Authorization shall be reduced by one Share (i.e., on a 1:1 ratio). Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares (other than SARs settled in cash), or are exchanged with the Board's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan, taking into account the ratios described above. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares already owned by the Participant to the Company (by either actual delivery or by attestation), only the number of Shares issued, taking into account the ratios described above, net of Shares tendered, shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. Shares surrendered or withheld in payment of the Option Price of an Option, and Shares withheld or surrendered in satisfaction of any tax withholding requirements with respect to any Award granted under this Plan, shall be deemed delivered in addition to Shares actually issued with respect to any such Award granted under the Plan, taking into account the ratios described above, for purposes of determining the maximum number of Shares available for delivery under this Plan. Upon the exercise of an Option through a net exercise procedure or upon the exercise of an SAR, then both for purposes of calculating the number of Shares remaining available for issuance under the Plan and the number of Shares remaining available for exercise under such Option or SAR, the number of such Shares shall be reduced by the gross number of Shares for which the Option or SAR is exercised and without regard to any cash settlement of an SAR. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

        4.3    Annual Award Limits.    The limits in this Section 4.3 (each an "Annual Award Limit" and, collectively, "Annual Award Limits") shall apply to grants of Awards under this Plan. The maximum aggregate number of Shares with respect to which all Awards other than Cash-Based Awards or dividend equivalents that may be granted under the Plan to any Participant during any Plan Year shall be 1,000,000 Shares, subject to adjustment as described in Section 4.4 below. Such Share limit shall apply without regard to whether the Awards are to be paid in Shares or cash. The maximum aggregate dollar value with respect to which Cash-Based Awards that may be granted or dividend equivalents that may accrue to any Participant during any Plan Year shall be $1,000,000.

        4.4    Adjustments in Authorized Shares.    In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Board, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards, as the Board deems appropriate in its sole discretion. The Board, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

        Subject to the provisions of Article 16 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Board may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 409A, 422 and 424, as and where applicable.

Article 5. Eligibility and Participation

        5.1    Eligibility.    Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

        5.2    Actual Participation.    Subject to the provisions of this Plan, the Board may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

        6.1    Grant of Options.    Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company's consolidated group for United States federal tax purposes, if permitted under Code Section 409A.

        6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Board shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

        6.3    Option Price.    The Option Price for each grant of an Option under this Plan shall be determined by the Board in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant. Notwithtstading the foregoing, an ISO may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Code Section 424, unless the Option Price per share is not less than 110% of the Fair Market Value of a Share on the date of grant.

        6.4    Term of Options.    Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Board has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years. In addition, no ISO that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Code Section 424, shall be exercisable later than the fifth (5th) anniversary of its date of grant.

        6.5    Exercise of Options.    Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

        6.6    Payment.    Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Board, or by complying with any alternative procedures which may be authorized by the Board, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Board, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Board may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) pursuant to a broker-assisted exercise same-day sales program; (d) by a combination of (a) (b), and (c); or (e) any other method approved or accepted by the Board in its sole discretion.

        Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        Unless otherwise determined by the Board, all payments under all of the methods indicated above shall be paid in United States dollars.

        6.7    Restrictions on Share Transferability.    The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

        6.8    Termination of Employment.    Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

        6.9    Notification of Disqualifying Disposition.    If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition prior to the end of the calendar year in which such disposition occurred.

        6.10    Retirement of Participant.    Notwithstanding any contrary provision in this Plan, in the event a Participant's employment as an Employee, or service as a Director or Third Party Service Provider terminates due to a Participant's Retirement, the Participant shall vest in that number of Shares subject to the Option that would have vested had the Participant remained an Employee, Director, or Third Party Service Provider for an additional two (2) years from the date of Retirement. In addition, the Option shall remain exercisable until the expiration of its term. For purposes of this paragraph, "Retirement" shall mean the termination of service of a Participant with the Company, a Subsidiary, or an Affiliate on or after the date on which the Participant's number of completed years of service with the Company, a Subsidiary, or Affiliate and age equal or exceed seventy (70) (including termination due to death or Disability after such time).

Article 7. Stock Appreciation Rights

        7.1    Grant of SARs.    Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted SARs to the extent the Affiliate and/or Subsidiary is part of the Company's consolidated group for United States federal tax purposes, if permitted under Code Section 409A.

        Subject to the terms and conditions of this Plan, the Board shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

        The Grant Price for each grant of a Freestanding SAR shall be determined by the Board and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

        7.2    SAR Agreement.    Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Board shall determine.

        7.3    Term of SAR.    The term of an SAR granted under this Plan shall be determined by the Board, in its sole discretion, and except as determined otherwise by the Board and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Board has the authority to grant SARs that have a term greater than ten (10) years.

        7.4    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions the Board, in its sole discretion, imposes.

        7.5.    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        7.6    Settlement of SAR Amount.    Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

        (a)   The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

        (b)   The number of Shares with respect to which the SAR is exercised.

        At the discretion of the Board, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Board in its sole discretion. The Board's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

        7.7    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

        7.8    Other Restrictions.    The Board shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

        8.1    Grant of Restricted Stock or Restricted Stock Units.    Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Board shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

        8.2    Restricted Stock or Restricted Stock Unit Agreement.    Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, if any, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Board shall determine.

        8.3    Other Restrictions.    The Board shall impose such other conditions and/or restrictions, if any, on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

        To the extent deemed appropriate by the Board, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

        Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Board, in its sole discretion shall determine.

        8.4    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Board in its sole discretion:

THE SALE OR TRANSFER OF SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE NPS PHARMACEUTICALS, INC. 2005 OMNIBUS INCENTIVE PLAN, AND IN THE ASSOCIATED AWARD AGREEMENT. A COPY OF THIS PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM NPS PHARMACEUTICALS, INC.

        8.5    Voting Rights.    Unless otherwise determined by the Board and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Board, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

        8.6    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

        8.7    Section 83(b) Election.    The Board may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

 Article 9. Performance Units/Performance Shares

        9.1    Grant of Performance Units/Performance Shares.    Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Board shall determine.

        9.2    Value of Performance Units/Performance Shares.    Each Performance Unit shall have an initial value that is established by the Board at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

        9.3    Earning of Performance Units/Performance Shares.    Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        9.4    Form and Timing of Payment of Performance Units/Performance Shares.    Payment of earned Performance Units/Performance Shares shall be as determined by the Board and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

        9.5    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10. Cash-Based Awards and Other Stock-Based Awards

        10.1    Grant of Cash-Based Awards.    Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Board may determine.

        10.2    Other Stock-Based Awards.    The Board may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Board shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        10.3    Value of Cash-Based and Other Stock-Based Awards.    Each Cash-Based Award shall specify a payment amount or payment range as determined by the Board. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Board. The Board may establish performance goals in its discretion. If the Board exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

        10.4    Payment of Cash-Based Awards and Other Stock-Based Awards.    Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Board determines.

        10.5    Termination of Employment.    The Board shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 11. Transferability of Awards

        11.1    Transferability.    Except as provided in Section 11.2 below, during a Participant's lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Board may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant's death, may be provided.

        11.2    Board Action.    The Board may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Board may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8 under the Securities Act of 1933, as amended).

        11.3    Domestic Relations Orders.    Without limiting the generality of Section 11.1, and notwithstanding Section 11.2, no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.

Article 12. Performance Measures

        12.1    Performance Measures.    The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

        (a)   Net earnings or net income (before or after taxes);

        (b)   Earnings per share;

        (c)   Net sales or revenue growth;

        (d)   Net operating profit;

        (e)   Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

        (f)    Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

        (g)   Earnings before or after taxes, interest, depreciation, and/or amortization;

        (h)   Gross or operating margins;

        (i)    Productivity ratios;

        (j)    Share price (including, but not limited to, growth measures and total shareholder return);

        (k)   Expense targets;

        (l)    Margins;

        (m)  Operating efficiency;

        (n)   Market share;

        (o)   Customer satisfaction;

        (p)   Working capital targets;

        (q)   Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

        (r)   Product development;

        (s)   Growth in assets;

        (t)    Inventory;

  (u)
  Strategic business measures consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or cost targets; and

        (v)   Goals relating to mergers, acquisitions or divestitures within time deadlines and other parameters set by the Board.

        Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Board may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Board, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Board also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

        12.2    Evaluation of Performance.    The Board may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

        12.3    Adjustment of Performance-Based Compensation.    Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Board shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Board determines.

        12.4    Board Discretion.    In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Board determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Board may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

Article 13. Dividend Equivalents

        Any Participant selected by the Board may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Board. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Board.

Article 14. Beneficiary Designation

        Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant's death shall be paid or exercised by the Participant's executor, administrator, or legal representative.

Article 15. Rights of Participants

        15.1    Employment.    Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

        Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

        15.2    Participation.    No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

        15.3    Rights as a Stockholder.    Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 16. Amendment, Modification, Suspension, and Termination

        16.1    Amendment, Modification, Suspension, and Termination.    Subject to Section 16.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's stockholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no material amendment of this Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

        16.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

        16.3    Awards Previously Granted.    Notwithstanding any other provision of this Plan to the contrary (other than Section 16.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

        16.4    Amendment to Conform to Law.    Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 17. Withholding

        17.1    Withholding Generally.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        17.2    Stock Withholding.    When, under applicable tax laws, a Participant incurs tax liability in connection with the vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board shall, subject to compliance with all applicable laws and regulations, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon vesting of the Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Board and be in writing in a form acceptable to the Board.

Article 18. Corporate Transactions

        18.1    Awards Granted prior to February 13, 2013.    In the event of (a) a merger or consolidation in which the Company is not the surviving corporation; (b) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise; (c) a strategic corporate event, such as a merger or acquisition, where the Company is technically the surviving entity, but where other elements of a change of control are present, i.e., change in management team or Board composition; (d) a transaction which the Board determines in its sole discretion to constitute a change in control of the Company; or (e) any capital reorganization in which fifty percent (50%) of the Shares of the Company entitled to vote are exchanged (the foregoing in this Section 18.1, a "Change in Control"), then, the time during which Awards outstanding under the Plan become vested shall be accelerated and all outstanding Awards shall become immediately exercisable upon such event and such Awards shall continue to be exercisable until the later of (i) twenty-four (24) months from the effective date of such event, or (ii) the time specified in the Award Agreement during which the Award is exercisable following a Participant's termination of service; provided, however, that in no event shall the Award be exercisable after the expiration of its term.

        18.2    Awards Granted on or after February 13, 2013.    In the event of (x) a Change in Control and (y) (1) a Participant's job prospects are Materially Altered followed by the termination of the Participant's employment in accordance with the notice and cure requirements set forth below in this Section 18.2, or (2) the Participant's employment is Involuntarily Terminated, other than for Cause or death or permanent disability, then, the time during which Awards outstanding under the Plan become vested shall be accelerated and all outstanding Awards shall become immediately exercisable upon such event and such Awards shall continue to be exercisable until the later of (i) twenty-four (24) months from the effective date of such event, or (ii) the time specified in the Award Agreement during which the Award is exercisable following a Participant's termination of service; provided, however, that in no event shall the Award be exercisable after the expiration of its term.

        In the instance of the Participant's job prospects being Materially Altered, the Participant must exercise his or her rights under the Plan by providing the Participant's employer with written notice that his or her job prospects have been Materially Altered within ninety (90) days of the date of such Material Alteration, upon the notice of which the employer will be provided a period of thirty (30) days during which it may remedy the condition giving rise to the Material Alteration of the Participant's job prospects. In such instance, the Participant's employment with the employer shall terminate following the expiration of the thirty (30) day cure period without the employer remedying the condition giving rise to the Material Alteration of the Covered Employee's job prospects, following which, the Participant must sign and not revoke a release of claims in the form approved by his or her employer in a timely manner.

Article 19. Successors

        All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20. General Provisions

        20.1    Forfeiture Events.

        (a)   The Board may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

        (b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

        20.2    Legend.    The certificates for Shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer of such Shares.

        20.3    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        20.4    Severability.    In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        20.5    Requirements of Law.    The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        20.6    Delivery of Title.    The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

        (a)   Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

        (b)   Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

        20.7    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        20.8    Investment Representations.    The Board may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

        20.9    Employees Based Outside of the United States.    Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Board, in its sole discretion, shall have the power and authority to:

        (a)   Determine which Affiliates and Subsidiaries shall be covered by this Plan;

        (b)   Determine which Employees and/or Directors or Third Party Service Providers outside the United States are eligible to participate in this Plan;

        (c)   Modify the terms and conditions of any Award granted to Employees \and/or Directors or Third Party Service Providers outside the United States to comply with applicable foreign laws;

        (d)   Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Board shall be attached to this Plan document as appendices; and

        (e)   Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

        Notwithstanding the above, the Board may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

        20.10    Uncertificated Shares.    To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

        20.11    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

        20.12    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Board shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

        20.13    Retirement and Welfare Plans.    Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

        20.14    Deferred Compensation.    No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan. Notwithstanding this intent, if any Award would be considered deferred compensation as defined under Code Section 409A and if the Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Board may permit deferrals of compensation pursuant to the terms of a Participant's Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. To the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury. Any Award that is subject to Code Section 409A and that is to be distributed to a Key Employee (as defined below) upon a Participant's "separation from service" (as defined under Code Section 409A) shall be administered so that any distribution with respect to such Award shall be postponed for six (6) months following the date of the Participant's separation from service, if required by Code Section 409A. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Board or its delegate each year in accordance with Code Section 416(i) and the "specified employee" requirements of Code Section 409A. Additionally, to the extent an Award is subject to Code Section 409A, in no event may the Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Code Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Code Section 409A. Although the Company intends to administer the Plan to prevent taxation under section Code Section 409A, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

        20.15    Nonexclusivity of this Plan.    The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Board to adopt such other compensation arrangements as it may deem desirable for any Participant.

        20.16    No Constraint on Corporate Action.    Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

        20.17    Governing Law.    The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0000165739_1 R1.0.0.51160 NPS PHARMACEUTICALS, INC. 550 HILLS DRIVE BEDMISTER, NJ 07921 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: For Against Abstain 1. Election of Directors 01 Michael W. Bonney 02 Colin Broom 03 Georges Gemayel 04 Pedro Granadillo 05 James G. Groninger 06 Francois Nader 07 Rachel R. Selisker 08 Peter G. Tombros The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. To approve our Amended and Restated 2005 Omnibus Incentive Plan in order to, among other items, increase the number of shares available for issuance under that plan by 3,500,000 shares. 3. To approve, on an advisory basis, the compensation of our named executive officers. 4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. NOTE: In the discretion of the proxies to transact such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Yes No Please indicate if you plan to attend this meeting

0000165739_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com . NPS PHARMACEUTICALS, INC. Annual Meeting of Shareholders May 7, 2013 9:00 AM This proxy is solicited by the Board of Directors The undersigned constitutes and appoints each of Francois Nader and Edward Stratemeier (with full power to act alone), the lawful proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of NPS Pharmaceuticals, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders, or any adjournment or postponement thereof. This meeting will be held at The Bernards Inn, 27 Mine Brook Road, Bernardsville, NJ 07924 on May 7, 2013 at 9:00a.m., Eastern Time. This Proxy is given in accordance with the instructions indicated, and carries discretionary authority related to any and all other matters that may come before the meeting and any adjournments thereof. This Proxy when properly executed will be voted as directed on the reverse side. If no direction is made, this Proxy will be voted FOR the election of the eight (8) directors, FOR the approval of the Amended and Restated 2005 Omnibus Incentive Plan, FOR the approval, on an advisory basis, of the compensation of the Company's named executive officers, and FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2013 fiscal year. Continued and to be signed on reverse side